As filed with the Securities and Exchange Commission on September 29, 2025

1933 Act File No. 033-11387
1940 Act File No. 811-04984

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 431	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 431	☒

 (Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gregory J. Stumm, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

With copies to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on January 1, 2026 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

American Beacon

PROSPECTUS

January 1, 2026

Share Class
	A	C	Y	R5	Investor
American Beacon DoubleLine Floating Rate Income Fund (formerly, American Beacon FEAC Floating Rate Income Fund)	SOUAX	SOUCX	SPFYX	SPFLX	SPFPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon DoubleLine Floating Rate Income FundSM (formerly, American Beacon FEAC Floating Rate Income Fund)

Investment Objective

The Fund’s investment objective is to seek to provide a high level of current income consistent with strong risk-adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page  29 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page  45  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R5	Investor
Management Fees	XX%	XX%	XX%	XX%	XX%
Distribution and/or Service (12b-1) Fees	XX%	XX%	XX%	XX%	XX%
Other Expenses	XX%	XX%	XX%	XX%	XX%
Acquired Fund Fees and Expenses	XX%	XX%	XX%	XX%	XX%
Total Annual Fund Operating Expenses[2]	XX%	XX%	XX%	XX%	XX%
Fee Waiver and/or expense reimbursement[3]	XX%	XX%	XX%	XX%	XX%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	XX%	XX%	XX%	XX%	XX%
1	Currently, the Fund does not assess a front-end sales load on purchases of A Class shares of $250,000 or more. However, the Fund assesses a contingent deferred sales charge (‘’CDSC’’) of 0.50% on certain purchases of $250,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class, R5 Class, and Investor Class shares, as applicable, through December 31, 2026, to the extent that Total Annual Fund Operating Expenses exceed 1.08% for the A Class, 1.86% for the C Class, 0.88% for the Y Class, 0.82% for the R5 Class, and 1.16% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (“Board”). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through December 31, 2026. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ XX	$ XX	$ XX	$ XX
C	$ XX	$ XX	$ XX	$ XX
Y	$ XX	$ XX	$ XX	$ XX
R5	$ XX	$ XX	$ XX	$ XX
Investor	$ XX	$ XX	$ XX	$ XX

Prospectus – Fund Summary1

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ XX	$ XX	$ XX	$ XX

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing floating-rate loans, other income-producing floating-rate debt securities and exchange-traded funds (“ETFs”) that invest in such instruments.

Floating-rate loans and other floating-rate debt securities (collectively, “floating-rate investments”) pay income in the form of interest that is payable at variable (i.e., floating) rates, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate, such as the Secured Overnight Financing Rate (“SOFR”), among others, plus a premium. The Fund considers any security or instrument to be a floating-rate investment if it has a maturity of six months or less even if it pays a rate of interest that does not reset or adjust prior to maturity.

Floating-rate investments include, without limitation, bank loans, including assignments and  participations; floating-rate debt securities; inflation-indexed securities; certain mortgage- and asset-backed securities, and collateralized bond obligations (“CBOs”), collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and collateralized mortgage obligations (“CMOs”), and real estate mortgage investment conduits (“REMICs”), backed by floating-rate instruments or structured as floating-rate investments and having, in the judgment of DoubleLine Capital LP (“DoubleLine Capital” or the “Sub-Advisor”), characteristics similar to those of other floating-rate investments; adjustable rate mortgages; floaters; inverse floaters; money market securities of all types; repurchase agreements; debentures, shares of money market and short-term bond funds; and other floating-rate loans of any kind (including, among others, subordinated loans, debtor in possession financings, exit financing facilities, delayed funding loans and revolving credit facilities). The Fund may invest in obligations of any maturity, and to a lesser extent, the Fund may invest in fixed-rate instruments as well. The Fund may invest in foreign investments, including obligations of issuers in emerging markets, without limit. The Fund may invest in floating-rate obligations considered “covenant-lite” based on the types of lender protections and borrower obligations in the loan agreements. To obtain exposure to eligible instruments, the Fund may invest in one or more ETFs that invest in such instruments. A significant portion of the Fund’s investments may be unregistered, restricted as to their resale, and may trade in decentralized markets. DoubleLine Capital monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

A floating-rate loan may be structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. Such loans may be acquired through the agent or from the borrower, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. Floating-rate loans are generally senior in the borrowing companies’ capital structures and are typically wholly or partially secured by assets of the borrowing company, although the Fund may also invest in obligations that are unsecured.

DoubleLine Capital considers a wide variety of factors in purchasing and selling investments for the Fund, including, without limitation, the liquidity of the investment, fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer’s management, capital structure, leverage, and operational performance, and the business outlook for the industry of the issuer. DoubleLine Capital may also consider available credit ratings in making investment decisions, although the portfolio managers typically perform their own investment analysis and generally do not rely upon the independent credit rating agencies in making investment decisions.

The Fund may invest in securities or instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will have below investment-grade credit ratings (commonly referred to as “high yield” or “junk” quality obligations) or may be unrated but deemed by the Sub-Advisor to be of equivalent quality. Credit investments rated below investment grade are generally regarded as having speculative characteristics and entail high risk with respect to the issuer’s capacity to pay interest and repay principal. The Fund may hold instruments issued by stressed, distressed, and defaulted issuers, including issuers involved in bankruptcy proceedings, reorganizations, financial  restructurings, rescue financing, or otherwise experiencing financial hardship.

The Fund’s investments may include loans issued in an offering that has been oversubscribed, and the Fund may be able to sell such investments at a gain shortly after those investments are made. If the Fund seeks to take advantage of such opportunities, it may lead to higher levels of portfolio turnover, increased transaction costs and greater amounts of taxable distributions to shareholders. There can be no assurance that the Sub-Advisor will be able to identify such opportunities successfully or sell any investments at a gain.  DoubleLine Capital generally sells an investment when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe, including when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual investment has reached the portfolio managers’ sell target. Proceeds from the sale of a loan may not be available to the Fund for a substantial period of time after the sale. As a result, it is possible that, during a period of substantial shareholder redemptions, proceeds from sales of loans by the Fund will not be available to the Fund on a timely basis for payment to redeeming shareholders. The Fund might, as a result, incur significant borrowing or other expenses, be forced to sell other securities with shorter settlement periods at unfavorable times or prices, or be forced to delay payment of redemption proceeds beyond the customary period, to the extent permissible under applicable regulations.

The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. Any such instruments held by the Fund for cash management or defensive investing purposes can fluctuate in value.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

2Prospectus – Fund Summary

Asset-Backed Securities Risk
Investments in asset-backed securities are influenced by factors affecting the assets underlying the securities, including the broader market sector and individual markets, such as the auto markets. These securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in asset-backed securities also are subject to risks of fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Asset Selection Risk
Assets selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations (“CDO”) Risk
The risks of an investment in a CDO, including a CBO or CLO, depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs maybe illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Loan Obligations (“CLOs”) Risk
The risks of an investment in a CLO depend largely on the type of underlying collateral and the class or seniority of CLO in which the Fund invests. The Fund typically will invest in CLOs collateralized by bank loans.   Therefore, the CLOs in which the Fund invests will be subject to loan interests risk. In addition, CLOs typically are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities. The Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk, and prepayment and extension risk. In addition to these risks, CLOs may also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund. CLOs may be difficult to value and may be highly leveraged, which could make them highly volatile.

Confidential Information Access Risk
In managing the Fund or other client assets, the Manager or Sub-Advisor may be in possession of material non-public information about the issuers of certain investments, including, without limit, loans, high yield bonds and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Pursuant to applicable policies and procedures, the Manager or Sub-Advisor may, but is not required to, seek to avoid receipt of confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

“Covenant-Lite” Obligations Risk
Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. The Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational

Prospectus – Fund Summary3

functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Debentures Risk
Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer. The Fund may invest in both corporate and government debentures.

Debtor-in-Possession (“DIP”) Financing, Rescue Financing, and Exit Financing Risk
The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor). There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

The Fund may invest in exit financing, also known as an exit facility, which is the financing provided to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code to allow them to emerge from bankruptcy. The Fund may also invest in obligations of companies receiving rescue financing to address liquidity shortfalls, temporary operational problems, pending debt maturities or over-leveraged balance sheets. These financial difficulties may never be overcome and may lead to uncertain outcomes, including causing such issuer to become subject to bankruptcy proceedings.

Defaulted Securities Risk
There is a significant risk related to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

Delayed Funding Loans and Revolving Credit Facilities Risk
The Fund’s investments in delayed funding loans and revolving credit facilities are subject to credit risk, interest rate risk, liquidity risk and loan interests risk. There may be circumstances in which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrower as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Inflation Index-Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. Interest payments on such securities are unpredictable

4Prospectus – Fund Summary

and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.   Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of two years, a 1% increase in interest rates could be expected to result in a 2% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.  Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Litigation, Bankruptcy, and Other Proceedings Risk
Investments in stressed, distressed or bankrupt companies include a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, a creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If the Fund, the Manager or the Sub-Advisor were to be found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Fund could be held liable for damages to injured parties or a bankruptcy court. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

Loan Interests Risk
In making investments in bank loans or senior loans, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan. The Fund will also rely on the financial institution to pursue appropriate remedies against a borrower in the event that the borrower defaults. As such, the Fund may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower.

Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event that the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders with respect to the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. The secondary market for loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last 10-15 years, but there

Prospectus – Fund Summary5

have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and economic and political changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the  U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Although interest rates were unusually low in the U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as Federal Reserve policy changes, could have an effect on this. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes to regulations could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Mortgage-Backed and  Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk,

6Prospectus – Fund Summary

prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

■	Adjustable Rate Mortgages (“ARMs”) Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

■	Collateralized Mortgage Obligation (“CMOs”) Risk. CMOs, including real estate mortgage investment conduits (“REMICs”), may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Reliance on Corporate Management and Financial Reporting  Risk
The  Sub-Advisor may select investments for the Fund in part on the basis of information and data made directly available to the Sub-Advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The Sub-Advisor has no ability to independently verify such information and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that the Sub-Advisor normally considers when evaluating the investment prospects of a company.

Repurchase Agreement Risk
The use of repurchase agreements involves counterparty risk and credit risk. The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the Sub-Advisor considers it desirable to do so and/or may have to sell

Prospectus – Fund Summary7

the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Stressed, Distressed, and Defaulted Securities Risk
The Fund may invest in the debt securities of financially stressed or distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

Structured Products and Structured Notes Risk
The risk that an investment in a structured product, which includes, among other things, collateralized debt obligations, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization,  the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of coupons and the face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), and Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. It is possible that the U.S. government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate.

8Prospectus – Fund Summary

Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the Fund, for the periods indicated. The current sub-advisor began managing the Fund on June 21, 2025. Performance through June 20, 2025 reflects the Fund’s performance under the management of the sub-advisors that managed the Fund from (i) December 11, 2015 through December 30, 2022, and (ii) December 31, 2022 through June 20, 2025, respectively.

Each of the Fund’s share classes commenced operations on December 11, 2015. On that date, the Fund acquired all the assets and assumed all the liabilities of the Fund’s predecessor. The R5 Class shares of the Fund have adopted the performance history and financial statements of the Institutional Class shares of the Fund’s predecessor.

In the bar chart and table below, as applicable, for the period prior to December 11, 2015, the performance of the Fund’s R5 Class, Investor Class, A Class, C Class and Y Class shares reflects the returns of the Institutional Class shares of the Fund’s predecessor. The newer share classes would have had similar annual returns to the Institutional Class shares of the Fund’s predecessor because the shares of each class represent investments in the same portfolio securities. However, the Institutional Class shares of the Fund’s predecessor had different expenses than the newer share classes, which would affect performance. To the extent that the Institutional Class shares of the Fund’s predecessor had lower expenses than the newer share classes, the performance of the Institutional Class shares of the Fund’s predecessor would likely have been higher than the newer share class would have realized during the same period. The R5 Class, Investor Class, A Class, C Class, and Y Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the predecessor fund’s Institutional Class shares, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge.

C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. In the table below, the performance for C Class shares reflects the performance as though C Class shares were held for the full 10-year period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for R5 Class Shares. Year Ended 12/31
Highest Quarterly Return: 9.70% 2nd Quarter 2020 1/1/2015 through 12/31/2024 Lowest Quarterly Return: -15.87% 1st Quarter 2020 1/1/2015 through 12/31/2024
The calendar year-to-date total return as of June 30, 2025 was -1.53%.

Average annual total returns for periods ended December 31, 2024

	Inception Date of Class	1 Year	5 Years	10 Years
R5 Class	12/03/2012
Returns Before Taxes		6.78%	3.54%	4.08%
Returns After Taxes on Distributions		2.24%	0.43%	1.34%
Returns After Taxes on Distributions and Sales of Fund Shares		3.93%	1.34%	1.91%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	12/11/2015	3.88%	2.72%	3.50%
C	12/11/2015	4.70%	2.46%	3.05%
Y	12/11/2015	6.73%	3.46%	3.99%
Investor	12/11/2015	6.40%	3.18%	3.75%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Bloomberg US Aggregate Bond Index	1.25%	-0.33%	1.35%
S&P UBS Leveraged Loan Index	9.05%	5.73%	5.13%

Prospectus – Fund Summary9

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for R5 Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is DoubleLine Capital LP.

Portfolio Managers

DoubleLine Capital LP	Robert Cohen Director of Global Developed Credit at DoubleLine Capital Portfolio Manager Since June 2025	Philip Kenney Portfolio Manager at DoubleLine Capital Portfolio Manager Since June 2025

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave Suite 219643 Kansas City, MO 64105-1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies, its principal risks, and performance index(es). However, this Prospectus does not describe all of the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund’s investment objective is to seek to provide a high level of current income consistent with strong risk-adjusted returns.

The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board without the approval of Fund shareholders.

10Prospectus – Additional Information About the Fund

80% Investment Policy

The Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing floating-rate loans, other income-producing floating-rate debt securities and exchange-traded funds that invest in such instruments.

If the Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objective.

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■	develops overall investment strategies for the Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with the Fund’s investment objective, policies and restrictions,

■	oversees the Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investment of the portion of Fund assets that the sub-advisor determines should be allocated to short-term investments.

The assets of the Fund (other than short-term investments) are currently allocated by the Manager to one sub-advisor,  DoubleLine Capital. DoubleLine Capital  has full discretion to purchase and sell securities for the Fund assets allocated to it in accordance with the Fund’s objective, policies, restrictions, and more specific strategies provided by the Manager. The Manager oversees the Sub-Advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

In the future, the Manager may allocate the Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.

Asset-Backed Securities
Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include loans, receivables or other assets, such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. The Fund, the Manager, and the sub-advisor do not select the loans or other assets that collateralize each pool. Asset-backed securities are “pass through” securities, meaning that the principal and interest payment made by the borrower on the underlying assets are passed through to the asset-backed securities holder. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Therefore, if the assets or sources of funds available to the issuer are insufficient for the issuer to meet its payment obligations, the Fund will incur losses.

Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

■	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock, and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund will purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses, in addition to the Fund’s own fees and expenses.

■	Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a

Prospectus – Additional Information About the Fund11

government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Collateralized Debt Obligations (“CDOs”)
CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The Fund may invest in  CDOs (including CLOs and CBOs) and other structured products (see “Structured Products and Structured Notes Risk”) sponsored or managed by, or otherwise affiliated with, DoubleLine Capital or related parties of DoubleLine Capital. Such investments may include investments in debt or equity interests issued by the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Currencies
The  Fund may have exposure to foreign currencies by using various instruments. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to shift exposure to foreign currency fluctuations from one country to another.

Debtor in Possession, Rescue, and Exit Financings
The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered assets (i.e., assets not subject to other creditors’ claims).
The Fund may invest in rescue financing which is provided to issuers that are experiencing, or are expected to experience, severe financial difficulties, such as liquidity shortfalls, temporary operational problems, pending debt maturities or over-leveraged balance sheets. Such issuers may not be able to access alternative sources of funding, such as bank loans.
The Fund may also invest in exit financing, also known as exit facility. Exit financing is the financing provided to issuers seeking the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code to allow them to emerge from bankruptcy. The availability of adequate exit financing for an issuer may be a condition to the confirmation of a plan of reorganization. Such reorganized issuers will use exit financing in order to pay the claims of creditors under the plan of reorganization and to fund their operations after bankruptcy.

Fixed-Income Instruments
The Fund’s investments in, or exposure to, fixed-income instruments may include:

■	Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes. Senior loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Bank loans and senior loans may be collateralized or uncollateralized, and even collateralized loans may not be fully collateralized, and the collateral may be unavailable or insufficient to meet the obligations of the borrower. They typically pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer, or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may invest in loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser ‘s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

■	Corporate Debt and Other Fixed-Income Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. Corporate debt securities include bonds, notes, debentures and commercial paper issued by companies to investors with a promise to repay the principal amount invested at maturity, with the primary difference being their maturities and secured or unsecured status. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including companies of all market capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed or floating rates of interest. Corporate bonds typically carry a set interest or coupon rate, while commercial paper is commonly issued at a discount to par with no coupon. The perceived ability of the company to meet its principal and interest payment obligations is referred to as its creditworthiness, and it may be supplemented by collateral securing the company’s obligations. Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the issuer, not by collateral. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment

12Prospectus – Additional Information About the Fund

grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from a developing market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

■	Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are sometimes referred to as unfunded commitment agreements. Delayed funding loans and revolving credit facilities are borrowing arrangements in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment is again made available to the borrower under the facility, whereas, in the case of a delayed funding loan, such amounts may not be “re-borrowed.” The borrower may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. The Fund may treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt securities for purposes of the Fund’s investment restriction relating to making loans. Participation interests in revolving credit facilities will be subject to the limitations discussed above regarding participations in Bank Loans and Senior Loans.

■	Government-Sponsored Enterprises and U.S. Government Agencies. The Fund may invest in debt obligations of U.S. government agencies, such as the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and Export-Import Bank of the United States (“ExImBank”), and government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”). Although chartered or sponsored by Acts of Congress, debt obligations issued by such entities, other than Ginnie Mae and ExImBank, are not backed by the full faith and credit of the U.S. Government. Debt obligations issued by Fannie Mae, Freddie Mac, Farmer Mac, FHLBs, and FFCB are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s authority to purchase the issuer’s securities.

■	High-Yield Bonds. High yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. High yield bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix C Ratings Definitions“ in the SAI for an explanation of the ratings applied to high yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to additional risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund.

■	Inflation Index-Linked Securities. Inflation index-linked securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to increase and decrease with changes in official inflation rates. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments.

■	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Illiquid and Restricted Securities
Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A, under the Securities Act, permits the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met. Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the  sub-advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information.

Mortgage-Backed and Mortgage-Related Securities
Mortgage-backed securities are mortgage-related securities that may be issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), Export-Import Bank of the United States (“ExImBank”), government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”,) as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

Prospectus – Additional Information About the Fund13

insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the Fund.

The types of mortgage-backed and mortgage-related securities that the Fund may invest in include:

■	Adjustable Rate Mortgages. Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

■	CMOs and REMICs. CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds would initially receive all principal payments. When that tranche of bonds is retired, the subsequent tranches specified in the CMO prospectus receive all of the principal payments until they are retired. The sequential retirement of tranches continues until the last tranche is retired. CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.
CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac and their income streams. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided.
A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or trust. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

Other Investment Companies
The  Fund, at times, may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

■	ETFs. The Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range.

■	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Repurchase Agreements
Repurchase agreements are transactions in which the Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid. The use of repurchase agreements involves counterparty risk and credit risk. The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.

14Prospectus – Additional Information About the Fund

Stressed, Distressed and Defaulted Securities
Stressed, distressed or defaulted securities generally include securities of issuers that are financially troubled or are the subject of bankruptcy proceedings, on which the issuer is not currently making interest or principal payments (i.e., in default) or at risk of being in default, or rated in the lowest rating category by a credit rating agency.

Structured Products and Structured Notes
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying  maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against increases in interest rates, although the  Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-rate obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-rate securities.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Asset-Backed Securities Risk
Investments in asset-backed securities are influenced by the factors affecting the assets underlying the securities, including the broader market sector and individual markets. Investments in asset-backed securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities may be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. Asset-backed securities are also subject to the risk of a default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of asset-backed securities may not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their loans. A decreased rate of prepayments may lengthen the expected maturity and duration of asset-backed securities, which, in turn, can make these securities more sensitive to changes in interest rates. Therefore, the prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses.

The Fund’s investments in asset-backed securities are subject to risks associated with the nature of the assets and the servicing of those assets. Certain asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. If a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities, and the Fund may suffer losses as a result. As such, a decline in the credit quality of and defaults by the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. There may be a limited secondary market for certain asset-backed securities, which may make it difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Asset Selection Risk
Assets selected for the Fund may not perform to expectations. Judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, the proceeds received by the Fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, the Fund’s income could be reduced as a result of a call and this may reduce the amount of the Fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Collateralized Debt Obligations (“CDOs”) Risk.
CDOs are a type of asset-backed security, and include collateralized bond obligations (“CBOs”), CLOs, and other  similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below  investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may  include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other  types of

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subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or  equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and  administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called  tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before  the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest  rate payments but those interests generally involve less credit risk as they are typically paid before junior  tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the  highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument  default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors,  those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior  tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity  tranche, more senior CDO tranches can  experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and  disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a  CDO depend largely on the quality and type of the collateral and the tranche of the  CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are  not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk  and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in  CDOs that are subordinate to other classes of the  issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issue of unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations.

Collateralized Loan Obligations (“CLOs”) Risk
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the  Fund invests.    The  Fund typically will invest in CLOs collateralized by bank loans. Therefore, the CLOs in which the Fund invests will be subject to loan interests risk. The Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk.  In addition to these risks, CLOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund. CLOs can be difficult to value and may be highly leveraged (which could make them highly volatile).

In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities and may have limited independent pricing transparency. The Fund’s interest in CLO securities may be less liquid than the loans held by the CLO itself; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of loans if it held such loans directly. However, an active dealer market may exist for CLOs, allowing them to qualify for the Rule 144A “safe harbor” from the registration requirements of the Securities Act for transactions in such securities with qualified institutional buyers. The cash flows from a CLO are split into two or more portions, called tranches, each with a different yield and risk/return profile. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Confidential Information Access Risk
In managing the Fund or other client assets, the Manager or Sub-Advisor may be in possession of material non-public information about the issuers of certain investments, including, without limit, loans, high-yield bonds and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide the Manager or Sub-Advisor with financial   information and related documentation regarding the issuer that is not publicly available. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable, potentially for a  substantial period of time, to enter into a transaction in a security of that issuer when it would otherwise be  advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors,  including with respect to the price the Fund pays or receives when it buys or sells an investment. Pursuant to  applicable policies and procedures, the Manager or Sub-Advisor may, but is not required to, seek to avoid receipt of  confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell  investments on behalf of the Fund. Further, the Manager’s or Sub-Advisor’s and the Fund’s abilities to assess the  desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised  if they are not privy to available confidential information. The Manager or Sub-Advisor may also determine to receive  such confidential information in certain circumstances under its applicable policies and procedures.

Counterparty Risk
The  Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the  Fund. As a result, the  Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed.

“Covenant-Lite” Obligations Risk
Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk,

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depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. The strategies utilized by the  sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The  Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality, are not a guarantee of future credit performance of such securities, are not a guarantee of quality and do not protect against a decline in the value of a security. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the  Fund’s exposure to foreign currencies may reduce the returns of the  Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the  Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares.

The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Debentures Risk
In the event of a default or bankruptcy by the issuer, as unsecured creditors, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The Fund is subject to the risk that the value of a debenture will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.
The Fund may invest in both corporate and government debentures.

Debtor-in-Possession (“DIP”) Financing, Rescue Financing, and Exit Financing Risk
The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. These DIP loans are most often working capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor ‘s encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

The Fund may invest in exit financing, also known as an exit facility, which is the financing provided to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code to allow them to emerge from bankruptcy. The Fund may also invest in obligations of companies receiving rescue financing to address liquidity shortfalls, temporary operational problems, pending debt  maturities or over-leveraged balance sheets. These financial difficulties may never be overcome and may lead to uncertain outcomes, including causing such issuer to become subject to bankruptcy proceedings.

Defaulted Securities Risk
There is a significant risk related to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

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Delayed Funding Loans and Revolving Credit Facilities Risk
Delayed funding loans and revolving credit facilities are subject to credit risk, interest rate risk, liquidity risk and loan interests risk. There may be circumstances in which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrower as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause the Fund to lose money on its investment, which in turn could affect the Fund’s returns.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with  U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs.

There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by  non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the  Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the  Fund sold and replaced the entire value of its securities holdings during the period. The  Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the  Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the  Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the  Fund had a low portfolio turnover rate. Frequent trading by the  Fund could also result in increased realized net capital gains, distributions of which are taxable to the  Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk
Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the  Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and

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interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the  Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the  Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the  Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the  Fund may write off prior income accruals for that issuer, resulting in a reduction in the  Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted high-yield securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Inflation Index-Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond. Deflation risk is the opposite of inflation risk, and is the risk that the prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities. Any increase in the principal amount of an inflation index-linked security will be taxable as ordinary income, even though  the Fund will not receive the increased principal until maturity.

Interest Rate Risk
Investments in fixed-income securities that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates.   For example, the value of the Fund’s fixed-income investments typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline.  Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds  held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.   Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The prices of fixed-income securities  are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of the Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of two years, a 1% increase in interest rates could be expected to result in a 2% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets.
The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Investment Risk
An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The share price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk
The  Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result,

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the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Unexpected redemptions or redemptions by a few large investors in the Fund may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs and may have a significant adverse effect on the  Fund’s NAV per share and remaining Fund shareholders. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Litigation, Bankruptcy, and Other Proceedings Risk
Investments in stressed, distressed or bankrupt companies include a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund.

There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund, the Manager or the Sub-Advisor is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under  U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Fund’s securities.

Loan Interests Risk
In making investments in loans that are made by banks or other financial intermediaries to borrowers, the  Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the  Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the  Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the  Fund may have difficulty selling them. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the  Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the  Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the  Fund to sell them at prices that are less than what the  Fund regards as their fair market value, which would cause a material decline in the  Fund’s NAV and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.   It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws, or may be depleted by the interests of more senior lenders. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral.  The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the  Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest,

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and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund.

Market Risk
The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and economic and political changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the  U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s investments may go down.

Although interest rates were unusually low in the U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as Federal Reserve policy changes, could have an effect on this. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to

Prospectus – Additional Information About the Fund21

predict the impact on various markets of significant interest rate changes or other significant policy changes. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for the Fund to operate, or adversely impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.

Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mortgage-Backed and Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the assets underlying the securities or the housing market in general. Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and mortgage-related securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and mortgage-related securities do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and mortgage-related securities. Therefore, the prices of mortgage-backed and mortgage-related securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

■	Adjustable Rate Mortgages (“ARMs”) Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan

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adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled. During periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value. Most ARMs generally have annual reset limits or “caps,” for example of 100 to 200 basis points. Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, the coupon rates may readjust downward, and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

■	Collateralized Mortgage Obligation (“CMOs”) Risk. Investments in CMOs, including real estate mortgage investment conduits (“REMICs”), are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk, and may be highly sensitive to changes in interest rates. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by any government guarantees. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest, and the Fund could experience delays in liquidating its position. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Other Investment Companies Risk
To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal or otherwise call, convert or redeem the security prior to the security ‘s expected maturity date. If this occurs, no additional interest will be paid on the investment, and the Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. Any of these may result in a reduced yield to the Fund. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances. Variable and floating rate securities may be less sensitive to prepayment risk.
Conversely, extension risk is the risk that, as a result of higher interest rates or other factors, borrowers decrease prepayments. This may result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly. This would increase the fund’s sensitivity to rising rates and its potential for price declines. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.

Redemption Risk
The  Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities may also be reduced. These factors, along with an inability to find a ready buyer, or legal restrictions on a security’s resale, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Reliance on Corporate Management and Financial Reporting  Risk
The   sub-advisor may select investments for the Fund on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor has no ability to independently verify such information

Prospectus – Additional Information About the Fund23

and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that the sub-advisor normally considers when evaluating the investment prospects of a company. Investors, such as the Fund, can incur material losses as a result of corporate mismanagement, fraud and accounting irregularities.

Repurchase Agreement Risk
The use of repurchase agreements involves counterparty risk and credit risk. Repurchase agreements may exhibit the economic characteristics of loans by the  Fund. The obligations of a seller under the repurchase agreement are not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the  Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The  Fund permits various forms of securities as collateral with values that fluctuate and that are not issued or guaranteed by the U.S. government. The  Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including: (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the  Fund’s rights. There also are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the  Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the  Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the  Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the  Fund may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the  Fund has an interest.

If an obligation in which the  Fund invests, such as a secured loan, is foreclosed, the  Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the  Fund would bear the risk that the collateral may decline in value while the  Fund is holding it.

Some obligations in which the  Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the  Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid. There is a possibility that originators will not be able to sell participations in unsecured bank loans. Because loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, through which the Fund would become a part lender, difficulty on the part of originators in selling participations could limit the number of parties participating and create greater credit risk exposure for the holders of such loans.

Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the  Fund’s strategy may fail to produce the intended results.  It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected for the  Fund. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Stressed, Distressed and Defaulted Securities Risk
The Fund may invest in the debt securities of financially stressed or distressed issuers, which are companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was

24Prospectus – Additional Information About the Fund

made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Advisor’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets  collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other stressed or distressed asset-based investments require active monitoring.

Structured Products and Structured Notes Risk
The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry-standard floating-rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

The Sub-Advisor manages a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Sub-Advisor’s clients or strategies. For example, the Sub-Advisor may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients.

Unrated Securities Risk
Because the  Fund may purchase securities that are not rated by any rating organization, the  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objective  may depend more heavily on the  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate with changes in interest rates and the credit rating of the U.S. government. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises, such as Fannie Mae, Freddie Mac, FHLB, FFCB and GNMA, are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of GNMA; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the FHLB or the FFCB; (iii) supported by the discretionary authority of the U.S. government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. government. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. The maximum potential liabilities of the issuers of some securities issued by the U.S. government or government-sponsored enterprises that are held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury, and it is possible that these issuers may not have the funds to meet their payment obligations in the future.

Prospectus – Additional Information About the Fund25

Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.

Variable and Floating Rate Securities Risk
The coupons on variable and floating rate securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate securities are subject to interest rate risk. Although the impact of interest rate changes on variable and floating rate investments is intended to be mitigated by the periodic interest rate reset of those securities, variable and floating rate securities may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating rate securities typically increase. Changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. In addition, because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against increases in interest rates, but the Fund will participate in any declines in interest rates as well. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Additional Information About Performance Indices

The Fund’s performance is compared to the  Bloomberg US Aggregate Bond Index and the S&P UBS Leveraged Loan Index.

■	The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

■	The S&P UBS Leveraged Loan Index is an index designed to mirror the investable universe of the US dollar-denominated leveraged loan market. New loans are added to the index on their effective date if they qualify according to the following criteria: Loans must be rated “5B” or lower; only fully- funded term loans are included; the tenor must be at least one year; and the Issuers must be domiciled in developed countries (Issuers from developing countries are excluded). Fallen angels are added to the index subject to the new loan criteria. Loans are removed from the index when they are upgraded to investment grade, or when they exit the market (for example, at maturity, refinancing or bankruptcy workout). Note that issuers remain in the index following default. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period.

Notices Regarding Index Data

“Bloomberg®” and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).

The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by  Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Product particularly. The only relationship of Bloomberg to Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Licensee or the Products. Bloomberg has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCT OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The “S&P UBS Leveraged Loan Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by American Beacon Advisors, Inc.. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”);  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the American Beacon Advisor’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in American Beacon Advisor’s Product(s) particularly or the ability of the S&P UBS Leveraged Loan Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’   only relationship to American Beacon Advisors, Inc. with respect to the S&P UBS Leveraged Loan Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P UBS Leveraged Loan Index is determined, composed and calculated by S&P Dow Jones Indices   without regard to American Beacon Advisors, Inc. or the American Beacon Advisor’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of American Beacon Advisors, Inc. or the owners of  American Beacon Advisor’s Product(s) into consideration in determining, composing or calculating the S&P UBS

26Prospectus – Additional Information About the Fund

Leveraged Loan Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of  American Beacon Advisor’s Product(s). There is no assurance that investment products based on the S&P UBS Leveraged Loan Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P UBS Leveraged Loan Index OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND [THIRD PARTY LICENSOR] SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND [THIRD PARTY LICENSOR] MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AMERICAN BEACON ADVISORS, INC., OWNERS OF THE [AMERICAN BEACON ADVISOR’S PRODUCT(S)], OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P UBS Leveraged Loan Index OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR [THIRD PARTY LICENSOR] BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AMERICAN BEACON ADVISORS, INC., OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Manager, on behalf of  the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

For the fiscal year ended August 31, 2025, the Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor of [XX]% of the Fund’s average daily net assets, net of any waivers and recoupments of management fees and sub-advisory fees.

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the Fund and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the Fund, the sub-advisor and the Manager is available in the Fund’s Annual Financial Statements as filed in Form N-CSR with the SEC for the fiscal period ended August 31, 2025.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of the  Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through  December 31, 2026  as follows:

Contractual Expense Limitations

American Beacon Fund	A Class	C Class	Y Class	R5 Class	Investor Class
American Beacon DoubleLine Floating Rate Income Fund	1.08%	1.86%	0.88%	0.82%	1.16%

The contractual expense reimbursement and fee waiver by the Manager can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

Prospectus – Fund Management27

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers who have joint and primary responsibility for the day-to-day management of the Fund. The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

DoubleLine Capital LP (“DoubleLine Capital’’), 2002 N. Tampa Street, Suite 200, Tampa, FL 33602, is a registered investment advisor and serves as the sub-advisor to the Fund. DoubleLine Capital was organized in 2009 as a Delaware limited liability company and was converted into a Delaware limited partnership on December 23, 2009. As of May 31, 2025,  DoubleLine Capital had approximately $89.7  billion in assets under management.

Robert Cohen Mr. Cohen was named as DoubleLine Capital’s Director of Global Developed Credit in September 2016. He has been a Portfolio Manager of DoubleLine Capital since July 2012. Prior to DoubleLine Capital, he was a Senior Credit Analyst at West Gate Horizons Advisors (and its predecessor entity, ING Capital Advisors) since 2001.

Philip Kenney Mr. Kenney joined DoubleLine Capital’s Global Developed Credit Group in 2013 and has been a Portfolio Manager since 2018. Prior to joining the firm, he worked at Crescent Capital as an investment analyst with a focus on high yield bonds and leveraged loans.

Fund Reorganization

At a meeting held on August 25, 2025, the Board approved an Agreement and Plan of Reorganization and Termination (“Plan”) pursuant to which the  DoubleLine Floating Rate Fund (“DoubleLine Fund”), a series of DoubleLine Funds Trust, would be reorganized into the Fund (“Reorganization”). If the Plan is approved by shareholders of the DoubleLine Fund and certain other conditions are fulfilled, the Reorganization is anticipated to occur on or about February 6, 2026 (“Closing Date”). The DoubleLine Fund is expected to be the accounting survivor in the Reorganization, which means that the Fund will adopt the performance history and financial statements of the DoubleLine Fund as of the Closing Date.

Valuation of Shares

The price of the  Fund’s shares is based on its NAV. The  Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.

Among other things, Rule 2a-5 permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition,  the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’

About Your Investment

Choosing Your Share Class

The  Fund offers various classes of shares. Each share class of the  Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

28Prospectus – About Your Investment

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you qualify for any reduction or waiver of sales charges;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.’’

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%†	0.00%†	††
†	No initial sales charge applies on purchases of $250,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
††	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund’s transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Waiver of Sales Charges

There is no sales charge if you invest $250,000 or more in A Class shares of the Fund.

Sales charges also may be waived for certain shareholders or transactions, such as:

■	The Manager or its affiliates;

■	Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their ‘‘immediate family’’ as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreements with the Fund;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■	Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■	Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $250,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund’s Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares

Prospectus – About Your Investment29

that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $250,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘’Qualified Accounts’’). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■	UTMAs/UGMAs;

■	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary, or the  Fund’s transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund’s transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

CDSC — A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund(s) will redeem your shares in the following order:

■	shares acquired by the reinvestment of dividends or other distributions;

■	other shares that are not subject to the CDSC;

■	shares held the longest during the holding period.

30Prospectus – About Your Investment

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■	The redemption is due to a shareholder’s death or post-purchase disability;

■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;

■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■	The redemption is to return excess contributions made to a retirement plan; or

■	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the  Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Conversion of C Class Shares to A Class Shares

C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares, provided the conversion is available through your financial intermediary. When C Class shares that you acquired through a purchase or exchange convert to A Class shares, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Certain financial intermediaries may not make this conversion available to their clients. Please see “Appendix A—Intermediary Sales Charge Discounts, Waivers and Other Information” in this Prospectus, or contact your financial intermediary for additional information.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, R5 Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in the Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.

If you are eligible and invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $250,000 or more, the Fund will decline a request to purchase C Class shares for $250,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint’’ discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Y	$100,000	$50	None

Prospectus – About Your Investment31

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
R5	$250,000	$50	None

The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board,  and (v) members of the Manager’s Board of Directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The  Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution  is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The  Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators, and trust companies, to receive purchase and redemption orders on behalf of the  Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the  Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The  Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes – Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

32Prospectus – About Your Investment

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the   interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.

Shares of any class of the Fund may be  exchanged for  shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of the Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $250,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave Suite 219643 Kansas City, MO 64105-1307

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

Prospectus – About Your Investment33

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the  Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The  Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that  party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing’’.

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager  may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or  its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
Y	$25,000
R5	$75,000
Investor	$ 2,500

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day. The  Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account

34Prospectus – About Your Investment

information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

■	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The  Fund reserves the right to:

■	liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office.

■	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.

■	Access your account through the Fund’s secure web application.

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio managers’ ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.

The  Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading

Prospectus – About Your Investment35

activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the  Fund followed within 90 days by the intermediary’s redemption of the Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions,” and dividends and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”). The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Any dividends are paid monthly, and any other distributions are paid annually.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by  the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

■	Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■	Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.

If you elect to receive a  distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

36Prospectus – About Your Investment

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.   A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares  other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.   Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Additional Information

The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out of the Fund’s A Class and C Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Prospectus – Additional Information37

The Fund has also adopted a shareholder services plan for its A Class, C Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Fund.

Portfolio Holdings

A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

The summary prospectus, Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectus, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights for the fiscal years ended August 31, 2022, August 31, 2023, August 31, 2024 and August 31, 2025 have been derived from the Fund’s financial statements audited by  [XX], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the  Fund’s annual Form  N-CSR, which you may obtain upon request. The information for the fiscal years ended August 31, 2021 was audited by the Fund’s prior independent registered public accounting firm.

38Prospectus – Additional Information

American Beacon DoubleLine Floating Rate Income Fund (formerly, American Beacon FEAC Floating Rate Income Fund)
	A ClassE
For a share outstanding throughout the period:	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021
Net asset value, beginning of period	$[XX]	$8.18	$8.51	$9.31	$8.83
Income (loss) from investment operations:
Net investment income	[XX]	0.78	0.68	0.37	0.34
Net gains (losses) on investments (both realized and unrealized)	[XX]	(0.10)	(0.27)	(0.74)	0.56
Total income (loss) from investment operations	[XX]	0.68	0.41	(0.37)	0.90
Less distributions:
Dividends from net investment income	[XX]	(0.85)	(0.74)	(0.43)	(0.42)
Net asset value, end of period	$[XX]	$8.01	$8.18	$8.51	$9.31
Total returnB	[XX]%	8.64%	5.25%	(4.14)%	10.36%
Ratios and supplemental data:
Net assets, end of period	$[XX]	$12,911,869	$15,243,310	$20,563,082	$29,551,551
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	[XX]%	1.26%	1.30%	1.16%	1.17%
Expenses, net of reimbursements and/or recoupments	[XX]%	1.07%D	1.09%	1.09%	1.12%C
Net investment income, before expense reimbursements and/or recoupments	[XX]%	9.86%	8.69%	4.40%	3.73%
Net investment income, net of reimbursements and/or recoupments	[XX]%	10.05%	8.90%	4.47%	3.78%
Portfolio turnover rate	[XX]%	128%	120%	82%	75%
A	On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to the change in the contractual expense caps on December 31, 2020.
D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to the change in the contractual expense caps on December 31, 2023.
E	Effective December 29, 2023, the SP Class shares were converted into A Class shares and the SP Class was terminated.

Prospectus – Additional Information39

American Beacon DoubleLine Floating Rate Income Fund (formerly, American Beacon FEAC Floating Rate Income Fund)
	C Class
For a share outstanding throughout the period:	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021
Net asset value, beginning of period	$[XX]	$8.21	$8.54	$9.35	$8.86
Income (loss) from investment operations:
Net investment income	[XX]	0.68	0.62	0.33	0.27
Net gains (losses) on investments (both realized and unrealized)	[XX]	(0.07)	(0.27)	(0.78)	0.57
Total income (loss) from investment operations	[XX]	0.61	0.35	(0.45)	0.84
Less distributions:
Dividends from net investment income	[XX]	(0.78)	(0.68)	(0.36)	(0.35)
Net asset value, end of period	$[XX]	$8.04	$8.21	$8.54	$9.35
Total returnB	[XX]%	7.77%	4.46%	(4.95)%	9.61%
Ratios and supplemental data:
Net assets, end of period	$[XX]	$9,614,735	$13,811,805	$20,714,400	$25,638,104
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	[XX]%	2.01%	2.04%	1.92%	1.94%
Expenses, net of reimbursements and/or recoupments	[XX]%	1.87%C	1.86%	1.86%	1.89%D
Net investment income, before expense reimbursements and/or recoupments	[XX]%	9.10%	7.87%	3.67%	2.96%
Net investment income, net of reimbursements and/or recoupments	[XX]%	9.24%	8.05%	3.73%	3.01%
Portfolio turnover rate	[XX]%	128%	120%	82%	75%
A	December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC, began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to loan interest expense.
D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to the change in the contractual expense caps on December 31. 2020.

40Prospectus – Additional Information

American Beacon DoubleLine Floating Rate Income Fund (formerly, American Beacon FEAC Floating Rate Income Fund)
	Y Class
For a share outstanding throughout the period:	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021
Net asset value, beginning of period	$[XX]	$8.18	$8.50	$9.30	$8.82
Income (loss) from investment operations:
Net investment income	[XX]	0.48	0.36	0.44	0.38
Net gains (losses) on investments (both realized and unrealized)	[XX]	0.20	0.08	(0.79)	0.54
Total income (loss) from investment operations	[XX]	0.68	0.44	(0.35)	0.92
Less distributions:
Dividends from net investment income	[XX]	(0.86)	(0.76)	(0.45)	(0.44)
Net asset value, end of period	$[XX]	$8.00	$8.18	$8.50	$9.30
Total returnB	[XX]%	8.70%	5.61%	(3.93)%	10.60%
Ratios and supplemental data:
Net assets, end of period	$[XX]	$75,439,353	$120,044,420	$346,503,063	$356,429,827
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	[XX]%	1.03%	1.07%	0.95%	0.95%
Expenses, net of reimbursements and/or recoupments	[XX]%	0.89%C	0.88%	0.88%	0.91%D
Net investment income, before expense reimbursements and/or recoupments	[XX]%	10.06%	8.51%	4.67%	3.95%
Net investment income, net of reimbursements and/or recoupments	[XX]%	10.20%	8.70%	4.74%	3.99%
Portfolio turnover rate	[XX]%	128%	120%	82%	75%
A	On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC., began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to loan interest expenses.
D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to the change in the contractual expense caps on December 31, 2020.

Prospectus – Additional Information41

American Beacon DoubleLine Floating Rate Income Fund (formerly, American Beacon FEAC Floating Rate Income Fund)
	R5 ClassA
For a share outstanding throughout the period:	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023B	Year Ended August 31, 2022	Year Ended August 31, 2021
Net asset value, beginning of period	$[XX]	$8.18	$8.50	$9.30	$8.82
Income (loss) from investment operations:
Net investment income	[XX]	0.45	0.03	0.40	0.38
Net gains (losses) on investments (both realized and unrealized)	[XX]	0.24	0.42	(0.75)	0.55
Total income (loss) from investment operations	[XX]	0.69	0.45	(0.35)	0.93
Less distributions:
Dividends from net investment income	[XX]	(0.86)	(0.77)	(0.45)	(0.45)
Net asset value, end of period	$[XX]	$8.01	$8.18	$8.50	$9.30
Total returnC	[XX]%	8.90%	5.68%	(3.88)%	10.68%
Ratios and supplemental data:
Net assets, end of period	$[XX]	$22,259,544	$31,744,191	$138,749,617	$179,069,561
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	[XX]%	0.98%	0.98%	0.88%	0.88%
Expenses, net of reimbursements and/or recoupments	[XX]%	0.83%D	0.82%	0.82%	0.84%E
Net investment income, before expense reimbursements and/or recoupments	[XX]%	10.02%	8.37%	4.71%	4.02%
Net investment income, net of reimbursements and/or recoupments	[XX]%	10.17%	8.53%	4.77%	4.06%
Portfolio turnover rate	[XX]%	128%	120%	82%	75%
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC, began managing assets of the Fund.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to loan interest expense.
E	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to the change in the contractual expense caps on December 31, 2020.

42Prospectus – Additional Information

American Beacon FEAC Floating Rate Income Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021
Net asset value, beginning of period	$[XX]	$8.15	$8.48	$9.28	$8.80
Income (loss) from investment operations:
Net investment income	[XX]	0.36	0.26	0.26	0.29
Net gains (losses) on investments (both realized and unrealized)	[XX]	0.30	0.15	(0.64)	0.60
Total income (loss) from investment operations	[XX]	0.66	0.41	(0.38)	0.89
Less distributions:
Dividends from net investment income	[XX]	(0.83)	(0.74)	(0.42)	(0.41)
Net asset value, end of period	$[XX]	$7.98	$8.15	$8.48	$9.28
Total returnB	[XX]%	8.52%	5.17%	(4.22)%	10.31%
Ratios and supplemental data:
Net assets, end of period	$[XX]	$13,553,137	$19,472,632	$36,350,376	$52,900,976
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	[XX]%	1.31%	1.33%	1.21%	1.22%
Expenses, net of reimbursements and/or recoupments	[XX]%	1.17%C	1.16%	1.16%	1.18%D
Net investment income, before expense reimbursements and/or recoupments	[XX]%	9.77%	8.52%	4.38%	3.68%
Net investment income, net of reimbursements and/or recoupments	[XX]%	9.91%	8.69%	4.43%	3.72%
Portfolio turnover rate	[XX]%	128%	120%	82%	75%
A	On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC began managing assets of the Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to loan interest expenses.
D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Financial Statements due to the change in the contractual expense caps on December 31, 2020.

Prospectus – Additional Information43

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.

Annual Shareholder Report/Semi-Annual Shareholder Report and Form N-CSR

The Fund’s Annual and Semi-Annual Shareholder Reports and Form N-CSR include additional information about the Fund’s investments. The Annual Shareholder Report also includes a discussion by the Manager of market conditions and investment strategies that materially affected  the Fund’s performance during the reporting period. The Form N-CSR includes  the Fund’s annual and semi-annual financial statements, as well as the report of the  Fund’s independent registered public accounting firm in the annual financial statements.

SAI

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.

Appendix A to the Prospectus – Intermediary Sales Charge Discounts, Waivers and Other Information

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Fund, such as the Fund’s financial statements, or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and the American Beacon DoubleLine Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

Appendix A: Ameriprise Financial

Ameriprise Financial Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an  Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

■	Transaction size breakpoints, as described in this prospectus or the SAI.

■	Rights of accumulation (ROA), as described in this prospectus or the SAI.

■	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through  Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an  Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

■	shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

■	shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

■	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■	shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■	shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an  Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

■	redemptions due to death or disability of the shareholder

■	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

■	redemptions made in connection with a return of excess contributions from an IRA account

■	shares purchased through a Right of Reinstatement (as defined above)

■	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Appendix A: Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

■	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

Prospectus – AppendixA-1

CDSC Waivers on Investor A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Appendix A: Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

 *Also referred to as an “initial sales charge.”

Appendix A: J.P. Morgan Securities LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at  J.P. Morgan Securities LLC

■	Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

■	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

■	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

A-2Prospectus – Appendix

■	Shares purchased through rights of reinstatement.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

■	A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

■	Breakpoints as described in the prospectus.

■	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

■	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Appendix A: Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

■	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares purchased through a Merrill investment advisory program

■	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

■	Shares purchased through the Merrill Edge Self-Directed platform

■	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

■	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

■	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

■	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

■	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

■	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

■	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

■	Shares sold due to return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

■	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Prospectus – AppendixA-3

■	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

■	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

■	On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

■	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

■	On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Raymond James

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

A-4Prospectus – Appendix

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Stifel

Effective August 27, 2025, shareholders purchasing or holding American Beacon Fund Complex shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES
As described elsewhere in this prospectus,  Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Beacon Funds Complex held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at  Stifel
• Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the American Beacon Funds Complex.
• Shares purchased from the proceeds of redeemed shares of American Beacon Funds Complex so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
• Shares from rollovers into Stifel from retirement plans to IRAs.
• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
• Purchases of Class 529-A shares through a rollover from another 529 plan.
• Purchases of Class 529-A shares made for reinvestment of refunded amounts.
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and  C Shares
• Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

Prospectus – AppendixA-5

• Shares acquired through a right of reinstatement.
• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
• Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts
• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Appendix A: Wells Fargo

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network,  LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services,  LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

■	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund. WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

■	Shares purchased through a rollover from another 529 plan.

■	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the  NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

■	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

■	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

■	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

■	Gift of shares will not be considered when determining breakpoint discounts

Effective June 30, 2020, C Class shares will convert automatically into A Class shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased C Class shares has records verifying that the C Class shares have been held for at least eight years. The first conversion of C Class to A Class shares under this new policy would take place on July 25, 2020 for all C Class shares that were held for more than eight years as of June 30, 2020.

A-6Prospectus – Appendix

Appendix B

GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds or the Trust	American Beacon Funds
Board	Board of Trustees
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CLO	Collateralized Loan Obligation
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of the Fund’s net investment income
DRD	Dividends-received deduction
ESG	Environmental, Social, and/or Governance
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund’s net asset value
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
RIH	Resolute Investment Holdings, LLC
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
SOFR	Secured Overnight Financing Rate
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
UGMA	Uniform gifts to minor
UK	United Kingdom
UTMA	Uniform transfers to minor

Prospectus – AppendixB-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
 January 1, 2026

Ticker
Share Class	A	C	Y	R5	Investor
American Beacon DoubleLine Floating Rate Income Fund (formerly, American Beacon FEAC Floating Rate Income Fund)	SOUAX	SOUCX	SPFYX	SPFLX	SPFPX

This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated January 1, 2026 (the “Prospectus”) for the American Beacon DoubleLine Floating Rate Income Fund  (the “Fund”), a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.

The financial statements and accompanying notes appearing in Item 7 of the Fund’s Form  N-CSR for the fiscal year ended  August 31, 2025 are incorporated by reference into this SAI. Copies of the Fund’s Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, upon request by calling 1-800-658-5811 or visiting  www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The American Beacon DoubleLine Floating Rate Income Fund (the “Acquiring Fund” or “Fund”) is a separate series of American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and a distinct purpose and strategy. The Fund is “diversified” as that term is defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”).   The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, R5 Class, and Investor Class shares of the Fund. Prior to February 28, 2020, the R5 Class shares were known as the Institutional Class shares.

On December 11, 2015, the Fund acquired all the assets and assumed all the liabilities of the Sound Point Floating Rate Income Fund (the “Acquired Sound Point Fund”), a series of Trust for Advised Portfolios. Since the Acquired Sound Point Fund’s objective and policies were the same in all material respects as the Fund, and since the Fund at that time engaged the investment advisor that previously provided services to the Acquired Sound Point Fund, Sound Point Capital Management, LP (“Sound Point”), as sub-advisor, the Fund adopted the prior performance and financial history of the Acquired Sound Point Fund.

Effective as of the close of business June 20, 2025, DoubleLine Capital LP (“DoubleLine Capital” or “Sub-Advisor”) began serving as Sub-Advisor of the Fund, replacing First Eagle Alternative Credit, LLC (“FEAC”). Prior to the close of business on June 20, 2025, the Fund was known as the American Beacon FEAC Floating Rate Income Fund. FEAC began serving as Sub-Advisor of the Fund on December 31, 2022, replacing Sound Point. Prior to December 31, 2022, the Fund was known as the American Beacon Sound Point Floating Rate Income Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies, and principal risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include automobile, credit-card and other categories of receivables, equipment leases, home equity loans and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts-receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. The Fund’s investments in asset-backed securities will be subject to its rating and quality requirements. Asset-backed securities may be backed by a single asset; however, asset-backed securities that represent an interest in a pool of assets provide greater credit diversification. The value of an asset-backed security can be affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. In addition, payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, or limited guarantee by another entity, or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. Asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Certain collateral may be difficult to locate in the event of a default, and recoveries of depreciated or damaged collateral may not fully recover payments due on such collateral. In addition, certain types of collateral, such as credit receivables, are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, if  the Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by  the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

■	Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs) Risk. ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims. ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Borrowing Risk —  The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns. (See “Cover and Asset Segregation” disclosure below.)

Callable Securities — The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

■	Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

■	Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

■	Bearer Deposit Notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument. Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

■	CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

■	Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act. While some restricted commercial paper normally is deemed illiquid, in certain cases it may be deemed liquid.

■	Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

■	Government Money Market Funds. The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

■	Repurchase Agreements. Repurchase agreements are agreements pursuant to which the Fund purchases securities from a bank that is a member of the Federal Reserve System (or a foreign bank or U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.

■	Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

■	Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Collateralized Bond Obligations, Collateralized Debt Obligations, and Collateralized Loan Obligations — The Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs and CLOs may be considered types of CDOs, and CBOs, CLOs and other CDOs are types of asset-backed securities. CBOs, CLOs and other CDOs ordinarily are issued by a trust or other special purpose entity (“SPE”), which is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPE which, due to the diversification of the underlying risk, are intended to represent a lower level of risk than the original assets. The redemption of the securities issued by the SPE typically takes place at maturity out of the cash flow generated by the collected claims. A CBO is often backed by a diversified pool of high risk, below-investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage- related securities, trust preferred securities and emerging markets debt. CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.
A CLO is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs, CDOs and CLOs are subject to the risks described elsewhere in this SAI in Senior Loans, Loan Interests,  Participations and Assignments, and Illiquid and Restricted Securities.  CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are typically categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches. If there are defaults or the CBO’s, CLO’s or other CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. The  Fund may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it invests. In addition, at the time of issuance, CLO equity securities are typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO mezzanine, junior or even more senior tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the subordinated tranches would otherwise be entitled to receive. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class, or tranche, of the instrument in which the Fund invests. The Fund may have the right to receive payments only from the CBO, CLO or other CDO, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The underlying loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify as Rule 144A transactions.

Please refer to “Illiquid and Restricted Securities” below for further discussion of regulatory considerations and constraints related to such securities. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the  Fund’s Prospectus; (e.g., prepayment and extension risk, credit risk, liquidity risk, market risk, and interest rate risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the  Fund may invest in CBOs, CLOs or other CDOs, or tranches thereof, that are subordinate to other tranches thereof; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved could be significantly different from the return predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CBO, CLO or CDO manager may perform poorly. If the issuer of a CBO, CLO or other CDO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CBO, CLO or other CDO owned by the  Fund. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short term financing, which may adversely affect the value of the CLO owned by the  Fund. In addition, interest rate risk may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

“Covenant-Lite” Obligations Risk  — Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the obligation or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic obligation and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of obligations or securities with financial maintenance covenants.

Cover and Asset Segregation —   The Fund may borrow money, make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with rules and guidance from the SEC with respect to coverage of certain investments and trading practices. The Fund’s approach to asset coverage may vary depending on terms within its agreement with a counterparty. With respect to certain investments under the agreement, the Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the management of the Fund’s portfolio or the Fund’s ability to meet redemption requests or other current obligations, because the Fund may be unable to promptly dispose of those assets.

Creditor Liability and Participation on Creditors’ Committees — Generally, when the Fund holds bonds, loans or other similar debt securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to these investments, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although it is under no obligation to do so, the sub-advisor to the Fund may from time to time have an opportunity to consider, negotiate or otherwise participate in the restructuring of the Fund’s portfolio investment or the issuer of such investment. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of investments held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the sub-advisor an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such sub-advisor’s ability to trade in or acquire additional positions in a particular issuer when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, the sub-advisor may actively participate in bankruptcy court and related proceedings on behalf of  the Fund in order to protect  the Fund’s interests in connection with a restructuring transaction, and the sub-advisor may cause  the Fund to enter into an agreement reasonably indemnifying third parties or advancing from  the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting  the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, the sub-advisor may have the authority to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the investments held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. If the sub-advisor also manages other funds or accounts that are deemed affiliated persons of the sub-advisor and that hold the same debt investment as the Fund, the Investment Company Act’s prohibition against certain joint transactions may prevent the sub-advisor from negotiating with the issuer on behalf of the Fund when it might otherwise desire to do so, unless the sub-advisor obtained certain exemptive relief applicable to the Fund or complied with existing regulatory guidance. In such instances, this may limit the sub-advisor’s ability to protect the Fund’s interests in a restructuring transaction.

Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies (including emerging market currencies), or by purchasing or selling foreign currency forward contracts, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies, securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. For example, if the U.S. dollar appreciates against foreign currencies, the value of Fund holdings generally would depreciate and vice versa.

Cybersecurity and Operational Risk  —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  The Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the  cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

Debentures — Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the corporate or government issuer, not by collateral, and documented by indentures. Governments often issue debentures because they generally cannot guarantee debt with assets due to the fact that government assets are public property. Debenture holders are unsecured creditors. In the event of default or bankruptcy by the issuer, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The value of a debenture can fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.

Debtor-In-Possession Loan Risks — Obligations issued in connection with restructuring proceedings under the U.S. Bankruptcy Code or similar proceedings in other jurisdictions (“DIP financings”) are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and any DIP financing must be approved by the bankruptcy court. These financings are typically senior obligations of a borrower issued in connection with a restructuring that are designed to allow the entity to continue its business operations while reorganizing under Chapter 11. In DIP financings, the borrower potentially assumes large amounts of debt in order to have the financial resources to attempt to achieve its restructuring objectives. DIP financings are often fully secured by a lien on the debtor’s otherwise unencumbered assets but may also have senior or equal priority to other senior lenders or be secured by a junior lien on the debtor’s encumbered assets (so long as requirements as to collateralization of the loan and other legal requirements are satisfied). DIP financings are often required to close in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Additionally, a DIP financing may be “rolled” into exit financing, which enables the issuer to emerge from bankruptcy. In any DIP financing, there is a risk that the borrower will not emerge successfully from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing and any remaining unencumbered assets.

Defaulted Securities— The Fund may invest in securities in default. Defaulted securities risk refers to the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in foreign markets, and especially emerging market countries, are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Delayed Funding Loans and Revolving Credit Facilities  — The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets determined to be liquid in an amount sufficient to meet such commitments.

The  Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of  the Fund’s investment restriction relating to the lending of funds or assets.

Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). The Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.

Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing the Fund’s use of derivatives and began requiring the Fund to satisfy the requirements of the Derivatives Rule. As a result, the Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that the Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, the Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.

The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies.

These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the Fund’s use of derivatives. Under CFTC Regulation 4.5, the Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”

The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Further information about the specific types of derivative instruments in which the Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. The Fund may invest in various types of derivatives, including among others:

■	Forward Contracts. The Fund may enter into forward contracts. Forward contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying asset against receipt of the specified price. Generally, forward contracts are traded through financial institutions acting as market-makers, on certain securities exchanges, or over-the-counter, and the protections afforded to investors may vary depending on the trading environment. This is distinguishable from futures contracts, which are traded on U.S. and foreign commodities exchanges.
Forward contracts are often negotiated on an individual basis and are not standardized. The market for forward contracts is substantially unregulated, as there is no limit on daily price movements and speculative position limits are not applicable. The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying reference assets in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices.   A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying reference assets and their attendant risks.
The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

■	Futures Contracts. The Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.
Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund may invest in the following types of futures contracts:

■	Index Futures Contracts. An index futures contract, such as an equity index futures contract or a bond index futures contract, is based on the value of an underlying index. Futures contracts on indices expose the Fund to volatility in an underlying index.

■	Interest Rate Futures Contracts. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract.

■	Treasury Futures Contracts. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

■	Options. The Fund may purchase and sell put options and call options, each a type of derivative instrument, on securities and foreign currencies. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. Where the underlying security is a convertible bond, the call option is considered to be uncovered until the option is exercised.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver or pay the value of the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. The Fund may terminate its obligation as the writer of a call or put option by purchasing a corresponding option with the same exercise price and expiration date as the option previously written. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market on an exchange will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. The Fund may use NDOs, which are foreign exchange products designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

The Fund may write (sell) and purchase covered or uncovered call and covered put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered or uncovered call and covered put options on foreign currencies for non-hedging purposes (e.g., when the Manager or sub-advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered or uncovered call and covered put options on any currency in order to realize greater income than would be realized on portfolio securities alone. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

■	Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause the Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and the Fund may be unable to sell a swap agreement to a third party at a favorable price; see “Illiquid and Restricted Securities” for a description of liquidity risk. The Fund may invest in the following types of swaps:

■	Credit Default Swaps. In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a “credit event,” such as a default or issuer insolvency, occurs with respect to one or more underlying or “reference” bonds or other debt securities. Credit default swaps may be on a single security, a basket of securities or on a securities index. The Fund may be either a seller or a buyer of credit protection under a credit default swap. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer.. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.
Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers, and the seller could experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. As a seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Taking a short position in (i.e., acting as the buyer under) a credit default swap results in opposite exposures for the Fund. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to counterparty risk since the ability of the seller to make required payments is dependent on its creditworthiness.

■	Interest Rate and Inflation Swaps. In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or “notional” amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received. The Fund may also invest in inflation swaps, where an inflation rate index is used in place of an interest rate index.

■	Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on a referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap, which may exceed the Fund’s net assets. If the Fund is the total return receiver in a total return swap, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset or index. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset or index but it is obligated to pay the amount of any appreciation on that asset or index. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

■	Warrants. Warrants are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. As a result, warrants may be considered more speculative than certain other types of investments. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. Warrants are usually freely transferable, but may not be as liquid as exchange-traded options, and the market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

Distressed Investment Risk — The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in financially stressed or distressed issuers are speculative and involve substantial risks. These investments may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any reorganization or liquidation proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. Judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong, and there is no assurance that the evaluation of the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company will be correct. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

Equity Investments — The Fund may invest in the following equity securities:

■	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt, and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

Event-Driven Investing — The Fund may seek to profit from the occurrence of specific corporate events, such as mergers, acquisitions, asset sales,  restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing requires the sub-advisor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event is delayed, fails to occur or does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the sub-advisor had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Fixed-Income Investments — The Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities. To the extent that the Fund invests in derivatives tied to fixed-income securities, the  Fund may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.   Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause  the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Conversely, if rising interest rates cause the Fund to lose value, the Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.  This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in the Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Fund would like or at the price the sub-advisor believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.

Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the Fund’s NAV to fluctuate or make it more difficult for the Fund to accurately value its securities. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.

In addition, specific types of fixed-income securities in which the Fund may invest are subject to the risks described elsewhere in this SAI. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

■	High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative with respect to the issuer’s ability to pay interest and repay principal by rating organizations. For example, Moody’s, S&P Global, and Fitch, Inc. currently rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix C: Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their lower credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yield corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments; however, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, periods of rising interest rates, or when inflation or deflation occurs, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. They may also not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. In addition, lower-rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated securities can rise dramatically. However, the higher yields of high-yield securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. In the event of an in court or out of court restructuring of high-yield bond in which the Fund invests, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. In addition, the market for high-yield securities generally is less robust and active than that for higher-rated securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets and could make the valuation of these portfolio securities more difficult.

Foreign Debt Securities  — The Fund may invest in foreign fixed and floating rate income securities, all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) debt obligations of U.S. corporate issuers (both Eurodollar and non-dollar denominated). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. There is no minimum rating criteria for the Fund’s investments in such securities. The cost of servicing foreign debt will generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The Fund’s foreign debt securities may be held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the Investment Company Act.   Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers and the risks similar to those of foreign securities, such as the fact that foreign markets can be extremely volatile, foreign debt securities may be less liquid than securities of U.S. issuers, and transaction fees, custodial costs, currency conversion costs and other fees are generally higher for foreign debt securities.

Foreign Investing —  The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity, debt and derivative instruments of foreign issuers and foreign branches of  U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks,  non-U.S. governments, and quasi-governmental organizations. While investments in foreign investments are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce  the Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. The Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the  sub-advisor, on behalf of the Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Investing in foreign currency denominated investments involves not only the special risks associated with investing in  non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, as are transaction costs,  although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

The Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer’s common stock.  Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

The Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted.

The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement the Fund’s investment strategy (e.g., reducing the volatility of the Fund’s share price) or achieve its investment objective. The  Fund’s market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.

■	Emerging Market Securities. The Fund may invest in emerging market securities. The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below.
Economies: The economies of emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency, balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Emerging market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Governments: Emerging markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of the Fund’s investments. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Emerging market countries may have national policies that limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. In addition, if the Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.
An issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
Capital Markets: The capital markets in emerging market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities. There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in emerging market countries.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause  the Fund to suffer a loss. There can be no certainty that  the Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to  the Fund.
Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.
Legal Systems: Investments in emerging market countries may be affected by the lack, or relatively early development, of legal structures governing private and foreign investments and private property. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.
The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.
The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and  the Fund.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

■	European Securities. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as the growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries.
The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (Bulgaria, the Czech Republic, Denmark, Hungary, Poland, Romania, and Sweden), excluding Denmark, are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro or other European currency, the threat of default or actual default by one or more EU member countries, or other European countries, on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and national unemployment; the possible default of government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their financial companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers may face difficulties obtaining credit or refinancing existing obligations; financial institutions may require government or central bank support, or need to raise capital, and/or be impaired in their ability to extend credit. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.
In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups, ideologies, and polarizing political events such as the conflict between Israel and Hamas. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe and in the Middle East also could impact financial markets, as could military conflicts. For example, Houthi attacks on commercial shipping in the Red Sea and Gulf of Aden, and retaliatory action, may disrupt supply chains and cause difficulties for impacted businesses, including those that wish to ship goods through that route. The impact of these kinds of events could be significant and far-reaching and materially impact the value and liquidity of the Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have severely impacted the performance of the economies of European and other countries, including through adverse effects to global financial and energy markets, global supply chains and global growth, and consequential inflation. Investments in companies with contractual relationships with Russian counterparties, or with significant operations and/or assets in Russia could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or the termination of business plans or operations due to sanctions. Various companies operating in Russia, or with Russian counterparties, have faced difficulties enforcing Russian debts or contractual reliefs due to the Russian court’s hostility towards European companies in response to sanctions.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Certain other countries have applied to join or, in the case of Finland and Sweden, have recently joined, the North Atlantic Treaty Organization (“NATO”). Russia is understood to oppose certain expansions, or potential expansions, of NATO and the EU, and its reaction to such developments could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainty in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

■	United Kingdom Securities. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.
On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that became effective on May 1, 2021, after being ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may have a negative impact on the United Kingdom, the broader global economy, or the value of the British pound sterling, any of which may impact the value of Fund investments.
The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. At the end of March 2021, the UK and the European Union concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will co-operate and share information. The implementation of this legal framework and basis of co-operation remains to be seen, and so the period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty, particularly until the United Kingdom government and EU member states agree and implement the terms of the United Kingdom’s future relationship with the European Union.
Although the sub-advisor may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

■	Pacific Basin Securities. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Pacific Basin geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on investments in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Pacific Basin countries, as do environmental problems.
The economies of most Pacific Basin countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Pacific Basin countries. The economies of certain Pacific

Basin countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations. The economies of many countries in the region may be heavily dependent on international trade and may accordingly be affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. The economies of certain countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, be vulnerable to changes in commodity prices or a weakening of global demand for these products that, in turn, may be affected by a variety of factors, including, for example, decline in growth rates in China, which could significantly lower demand for the natural resources many countries export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Pacific Basin countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries.
The Australia and New Zealand economies are also heavily dependent on the economies of China and other Pacific Basin countries. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies may be characterized by higher inflation than other economies, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
The securities markets in certain Pacific Basin countries may be substantially smaller, have less trading volume, and be less liquid and more volatile than the major securities markets in the U.S., and some of the stock exchanges in the region are in the early stages of their development, as compared to the stock exchanges in the U.S. Equity securities of many companies in the region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, companies traded on stock exchanges in the region may be smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. In some countries, there may be no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the bond markets in the Pacific Basin are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the Pacific Basin may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Pacific Basin securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the Pacific Basin bond markets are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the region may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the region’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
The legal systems in certain developing market Pacific Basin countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain Pacific Basin countries. Similarly, the rights of investors in Pacific Basin companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Pacific Basin country.
Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Pacific Basin countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies.
Certain developing economies in the Pacific Basin region have experienced currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Pacific Basin region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s investments. Some developing Pacific Basin countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. Any of the above could adversely affect the value of the Fund’s investments.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally, are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, the Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.

Inflation Index-Linked Securities — Inflation index-linked securities, also known as “inflation-protected securities,” are fixed-income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Other issuers pay out the index-based accruals as part of its coupon.

The  U.S. Treasury is obligated to repay at least the greater of the original principal value or accrued principal value at maturity for inflation index-linked securities issued directly by the U.S. Government, which are referred to as “U.S. Treasury Inflation Protected Securities,” or “TIPS,” and are backed by the full faith and credit of the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.   If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Inflation index-linked securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation index-linked securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation index-linked securities in the same manner as conventional bonds. Any increase in the principal amount of an inflation index-linked debt security will be considered ordinary income, even though the Fund will not receive the principal until maturity. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation index-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate. In addition, inflation index-linked securities are subject to risks related to the discontinuation, substitution or fundamental alteration of CPI-U or other relevant pricing indices. Such alteration, which could be effected by legislation or Executive Order, could be materially adverse to the interests of an investor in the securities or substituted with an alternative index. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if the Fund purchases inflation index-linked securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.

Any increase in principal value of inflation index-linked securities caused by an increase in the index may be treated as original issue discount and taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a  RIC and to eliminate any fund-level income tax liability under the Internal Revenue Code.

Inflation Risk  — Stocks, bonds and other securities may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower values for stocks, bonds and other securities. Inflation risk also may result from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. Fixed income securities, other than inflation-linked bonds, adjustable bonds and floating rate bonds, generally expose the Fund to inflation risk because the interest rate that the issuer promises to pay is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Interfund Lending — Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other funds under the Manager’s management for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting departments, who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions, or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund.  The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P Global, Fitch, or Moody’s) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see “Appendix C: Ratings Definitions” for an explanation of rating categories.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk  — Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.

Loan Interests, Participations and Assignments — Loan interests are a form of direct debt instrument in which the  Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans. Loans are subject to the same risks as Fixed-Income Investments discussed above and carry additional risks described in this section. Loan interests are different from traditional debt securities in that debt securities generally are part of a large issue of securities to the public, whereas loan interests may not be a security and may represent a specific commercial loan to a borrower.
Loan Interests. The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The sub-advisor may not rely solely on another lending institution’s credit analysis of the borrower, but may perform its own investment analysis of the borrower. The sub-advisor’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. In addition, loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the sub-advisor. Loan interests of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.
Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the  Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Borrowers that are in bankruptcy or restructuring may never pay off their debts or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the loan.
A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Loans that are fully secured offer the  Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which the  Fund invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements, there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. If a secured loan is foreclosed, the  Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the  Fund will become the owner of its pro rata share of the collateral, which may carry additional risks and liabilities. Some loans are unsecured. If the borrower defaults on an unsecured loan, the  Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Participation Interests. The participation by the  Fund in a lender’s portion of a loan typically will result in the  Fund having a contractual relationship only with such lender, not with the business entity borrowing the funds. As a result, the  Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. As a result, the  Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Assignments. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, the  Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.
Resale Restrictions. Loans may be subject to legal or contractual restrictions on resale. Loans normally are not registered with the SEC or any state securities commission and are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered “securities,” and purchasers, such as the  Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. In the absence of definitive regulatory guidance, the  Fund relies on the sub-advisor’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the  Fund. In addition, the  Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on the  Fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of the  Fund’s shares, to meet the  Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the  Fund to liquidate other securities to meet redemptions and may present a risk that the  Fund may incur losses in order to timely honor redemptions. To the extent that any such investments are determined to be illiquid, they will be subject to the  Fund‘s restrictions on investments in illiquid securities.
In certain circumstances, the Manager, the sub-advisor or their affiliates (including on behalf of clients other than the  Fund) or the  Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the  Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the sub-advisor or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have.
Prepayment Risk. The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require the  Fund to replace an investment with a lower yielding security which may have an adverse effect on the  Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but the  Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Lender Liability. A number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders. Because of the nature of its investments, the  Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder: (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” The  Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the  Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the  Fund should be equitably subordinated. Because affiliates of, or persons related to, the Manager and/or the sub-advisor may hold equity or other interests in obligors of the  Fund, the  Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Mortgage-Backed Securities — Mortgage-backed securities may be more volatile or less liquid than more traditional debt securities. Mortgage-backed securities include both collateralized mortgage obligations and mortgage pass-through certificates.

■	Adjustable Rate Mortgages (“ARMs”). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value. Most ARMs generally have annual reset limits or “caps,” for example of 100 to 200 basis points. Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, the coupon rates may readjust downward, and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

■	Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages or mortgage-related assets. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are typically retired sequentially over time in order of priority. Interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but they are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA; FHLMC and FNMA (each a government-sponsored enterprise and may be owned entirely by private shareholders); and their income streams.
The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or government-sponsored enterprises, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, any government-sponsored enterprise, or any other person or entity. Prepayments could cause early retirement of CMOs. Payment of interest or principal on certain tranches of CMOs may be subject to contingencies, and certain tranches may bear some or all of the risk of default on the underlying mortgages. CMO tranches are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the CMO tranches with the earliest maturities generally will be retired prior to their stated maturity date. Thus, the early retirement of particular tranches of a CMO would have a similar effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Fund’s investments in CMOs. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. Under certain CMO structures, certain tranches have priority over others with respect to the receipt of repayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

■	Commercial Mortgage-Backed Securities (“CMBSs”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of borrowers to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

■	Residential Mortgage-Backed Securities (“RMBSs”). RMBSs include securities that reflect an interest in, and are secured by, interest paid on loans for residential real property, such as mortgages, home-equity loans and subprime mortgages. Some RMBSs, called agency RMBSs, are guaranteed or supported by U.S. government agencies or by government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency RMBS, generally created by banks and other financial institutions, are not guaranteed or supported by these government agencies or government sponsored enterprises. Residential loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risk, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.
Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus.   To the extent the Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  In addition, the Fund is generally limited to selling 3% of its total voting stock to an investment company. However, the Fund may exceed these limits in reliance on a statutory exemption, the terms and conditions of an exemptive order from the SEC, or Rule 12d1-4 under the Investment Company Act. In each case, such investments are subject to various conditions, including limits on control and voting of acquired fund shares, required evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

■	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

■	Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Pay-in-Kind Securities  — Pay-in-kind securities are debt securities that may pay interest through the issuance of additional securities or in cash. Because these securities may not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year.

In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code and avoid federal excise tax,  the Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, including during periods of adverse market prices for those portfolio securities. See the section entitled “Tax Information.”

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which the Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, the Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Reliance on Corporate Management and Financial Reporting Risk — The sub-advisor may select investments for the Fund on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Investors, including the Fund, can incur material losses as a result of corporate mismanagement and fraud resulting in accounting irregularities.

Responsible Investing Considerations Risk — The sub-advisor has adopted a Responsible Investment Policy (the “Responsible Investment Policy”) to help ensure that risks and opportunities associated with environmental, social and governance (“ESG”) matters are appropriately considered within the sub-advisor’s investment management process. The sub-advisor adopts ESG integration for the purpose of (1) gaining a more holistic view of relevant investment risks; (2) understanding the potential drivers of performance; and (3) making better-informed decisions. Under the Responsible Investment Policy, the sub-advisor will, subject to the limitations described below, integrate the consideration of one or more ESG factors alongside other non-ESG factors (e.g., financial attributes), when making investment decisions. The Fund does not seek to implement a specific ESG, impact or sustainability strategy.

When performing an ESG assessment,  the sub-advisor conducts a qualitative and/or quantitative assessment of relevant ESG factors that  the sub-advisor believes may impact an investment’s risk-return profile. While ESG factors can vary for each investment, they are generally related to the issuer’s position on ESG issues. As part of this assessment,  the sub-advisor has established a proprietary research framework to score certain issuers with respect to ESG attributes that may have a potential financial impact on the relevant investment (“Material ESG Factors”). Each scored issuer is assigned an environmental score, a social score, and a governance score, with the scoring based on whether the issuer is determined to be subject to material environmental, social, or governance risks that may negatively impact credit quality and/or valuations and/or whether the issuer is believed to not be sufficiently mitigating such risks. Each issuer’s environmental, social and governance scores are aggregated into a composite score, reflecting  the sub-advisor’s overall ESG view of such issuer. Subject to its Responsible Investment Policy and the exceptions noted below,  the sub-advisor seeks to assess the Material ESG Factors involving each investment made on an initial basis and, thereafter, as new material information regarding Material ESG Factors becomes known to  the sub-advisor. Such assessments may prioritize those positions that are significant and where such assessments may have a material economic impact on client accounts.

The sub-advisor has determined that ESG factors would be expected to have no, a limited or an immaterial impact on the economics or valuation of certain asset class and investment types and that modifying the Fund’s portfolio based on ESG factors may be inconsistent with the Fund’s investment objective. In such cases,  the sub-advisor generally will not perform an ESG assessment or otherwise take any action based on any ESG factors.

The sub-advisor generally will assess but not score issuers within certain sectors, such as sovereign debt, U.S. Treasury and emerging market securities. Additionally,  the sub-advisor generally will not assess an issuer for ESG factors altogether if sufficient relevant or reliable information is not readily available. Further, investments in cash, cash equivalents and other similar investments; investments made for short-term purposes; commodities; equities; municipal securities; derivative instruments (irrespective of the reference asset or counter party); and indices (or their components), as well as investments made to obtain broad-based investment exposure or that are required by or integral to the Fund’s investment strategies, are generally not assessed for ESG purposes.

Implementation of the sub-advisor’s  Responsible Investment Policy will vary depending on asset type, and the specific method of implementation is determined by the applicable portfolio management team. There can be no guarantee that a company that a portfolio manager believes to meet one or more ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or will actually promote positive social and economic developments. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments.

Senior Loans  — The Fund may invest in senior loans, which generally include variable or floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. In the event of an in court or out of court restructuring of a senior loan in which the Fund invests, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

Structured Products and Structured Notes Risk - Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by the entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. “Structured Products and Structured Notes Risk” refers to the risk that an investment in a structured product, which includes, among other things,  CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations.

Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer.

While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s  illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other portions of this SAI provide more information about these specific structured products.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry-standard floating-rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor, when the return of the structured note is based on the movement of one or more factors, may cause significant price fluctuations. Additionally, changes in the value of the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note

Unrated Securities Risk — Because the  Fund may purchase securities that are not rated by any rating organization, the  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objective may depend more heavily on the  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities, such as those of the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank (“FHLB”) or the Federal Farm Credit Bank (“FFCB”), by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those of the Federal Farm Credit Bureau, only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. The market prices of U.S. government agency securities are not guaranteed by the U.S. Government. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk, interest rate risk and market risk.

Variable or Floating Rate Obligations — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index rate, the Secured Overnight Financing Rate (“SOFR”), or a U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.   Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Investing.”

When-Issued and Forward Commitment Transactions —  These transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction. These transactions enable the Fund to “lock-in” what the Manager  or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in its assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

When entering into a when-issued or forward commitment transaction,  the Fund will rely on the other party to consummate the transaction; if the other party fails to do so,  the Fund may be disadvantaged. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Pursuant to Rule 18f-4 under the Investment Company Act, when-issued, delayed-delivery and forward commitment transactions will be deemed not to involve a senior security, provided that: the Fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date. If such transactions are deemed senior securities, the Fund will maintain with its Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies.  The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the  Investment Company  Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8	Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s industry concentration policy set forth in (8) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions.  The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days or

2	Purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or  the sub-advisor believes it is appropriate, and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for the Fund on an annual and semi-annual basis within seventy days of the end of each fiscal semi-annual period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov) and on the Fund’s website (www.americanbeaconfunds.com);

2	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4	the ten largest holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest. Disclosure of the Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund’s complete list of holdings.

Disclosure of Nonpublic Holdings

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the  Board  fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers, whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians

Securities lending agent for Funds that participate in securities lending, Fund’s custodian and foreign custody manager, sub-administrator, Fund administration service provider, and foreign sub-custodian

Complete list on intraday basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
[XX]	Fund’s independent registered public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. The Manager or sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund’s website.

No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund’s website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.

The Manager and the sub-advisor(s) to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor(s) from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The  Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund  for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially,  the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

All but one member of the Board are Independent Trustees. Douglas A. Lindgren, an Independent Trustee, serves as Chair of the Board. The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through standing Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers whether to approve the Fund’s management agreement with the Manager and, as applicable, its investment advisory agreement(s) with its investment advisor(s), while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the  Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 27  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  4  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 30 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The Independent Trustees also conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present, and may hold special meetings, as needed, either in person or by videoconference or telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and shareholders may contact them directly, individually or collectively as a Board, at such address. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017

Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017

The Conrad Prebys Foundation: Chief Financial Officer (2022-Present);

Sierra Health Foundation (health conversion private foundation): Executive Vice President &  CCO (2022); Senior Vice President & CFO (2012-2022); CFO (2006-2011);

Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President &  CFO (2012- 2022);

SJVIIF, LLC (impact investment fund): President (2018-2022);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017

Emerald Creek Group (private equity firm): Partner (2011-Present); S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);

The Home Depot, Inc.: Director (2015-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018	Blue Owl Capital, Inc.: Independent Director (2021-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021)
Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018	JLL Income Property Trust: Director (2022-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017

Longfellow Investment Management Company: Managing Principal (2005-Present, President since 2009);

External Diversity Council of the Federal Reserve Bank of Boston: Member (2015-2023);

United States Tennis Association: Board Advisor (2021-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Janet C. Smith*** (1965)	Trustee since 2025	Trustee since 2025

Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024);

Putnam Funds Complex (Approximately 105 Funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).

Paul Zemsky (1962)	Trustee since 2025	Trustee since 2025

Focus Consulting Group: Consulting Partner: (2024-Present);

ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present);

Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.
***	Prior to July 1, 2024, Ms. Smith served as an officer of certain affiliates of Putnam Investment Management, LLC (“Putnam”), and as Vice President, Principal Financial Officer, Principal Accounting Officer and Assistant Treasurer of various registered open-end investment companies for which Putnam serves as investment adviser (“Putnam Funds Complex”). On January 1, 2024, Putnam was acquired (the “Putnam Acquisition”) by Franklin Resources, Inc. (“Franklin”), following which it is under common control with Brandywine Global Investment Management, LLC (“Brandywine”), an investment adviser to certain series of the Trust. In addition, Jane E. Trust has served on the Boards of Trustees of the Putnam Funds Complex since January 2024. Ms. Smith served as an officer of the Putnam Funds Complex prior to July 1, 2024. Ms. Trust holds and held positions at the following entities, which are under common control with Brandywine. Based on publicly available information, Ms. Trust has served as Senior Vice President, Fund Board Management at Franklin Templeton since 2020; as President and Chief Executive Officer of Franklin Templeton Fund Advisor, LLC, and officer and/or trustee/director of its associated funds since 2015; as Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason”) from 2018 to 2020; as Managing Director of Legg Mason from 2016 to 2018; and as Senior Vice President of Franklin Templeton Fund Advisor, LLC in 2015. In connection with the Putnam Acquisition, Ms. Smith sold her Class B shares of a Putnam affiliate, with a value of approximately $683,000, to a subsidiary of Franklin. In connection with this sale, Ms. Smith may be entitled to certain contingent premium payments depending on the achievement of certain financial metrics, in an amount not to exceed approximately $186,000. Ms. Smith is a participant in a Deferred Executive Compensation Plan relating to her time at Putnam, pursuant to which she will receive approximately $520,000, which will be paid over time by a Franklin affiliate as a result of the Putnam Acquisition.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of nonprofit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Gerard  J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A.  Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a Trustee.

Douglas A.  Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a Trustee.

Barbara  J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Janet  C. Smith: Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.

Paul  Zemsky: Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and Smith and  Mr. Arpey, each of whom are Independent Trustees.  Mr. Lindgren, as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement (and related fee arrangements) of the Trust’s independent auditors to perform annual audit services for the Fund and certain non-audit services for the Fund or certain affiliated parties and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. The Audit Committee met  four (4)  times during the fiscal year ended August 31, 2025.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair),  and Lindgren, each of whom are Independent Trustees  . As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board  for nomination for membership on all committees of the Board and of the chairs of such committees; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees; (i) to assist the Board with the aspects of risk oversight of the Trusts that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Trusts; (j) to coordinate and supervise an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Trusts’ primary service providers and vendors; and (l) to assist the Board in coordinating with legal counsel to the Trusts and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust and any procedures set forth therein. The Nominating and Governance Committee met  four (4)  times during the fiscal year ended August 31, 2025.

The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair), Duffy and Zemsky, and Ms. McKenna.   Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Fund; (b) to review recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks. The Investment Committee met  four (4)  times during the fiscal year ended August 31, 2025.

Trustee Ownership in the Fund

The following tables show the amount of equity securities owned in the Fund and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2024. Ms. Smith and Mr. Zemsky became Trustees on August 18, 2025.

INTERESTED TRUSTEE
Duffy
American Beacon DoubleLine Floating Rate Income Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Holz	Lindgren	McKenna	Smith	Zemsky
American Beacon DoubleLine Floating Rate Income Fund	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for attendance by electronic means, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special Board meeting held by electronic means; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by  videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended August 31, 2025.
Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$200,731	$217,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$218,036	$236,250
Joseph B. Armes*	$157,816	$171,000
Gerard J. Arpey	$211,345	$229,000
Brenda Cline**	$58,143	$63,000
Claudia A. Holz	$223,804	$242,500
Douglas A. Lindgren	$243,877	$264,250
Barbara J. McKenna	$201,654	$218,500
Janet C. Smith***	$47,991	$52,000
Paul Zemsky***	$47,991	$52,000
*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Boards prior to September 12, 2008, as described below.
***	Ms. Smith and Mr. Zemsky were not Trustees prior to August 18, 2025. Accordingly, the table reflects estimated compensation for Ms. Smith and Mr. Zemsky for the period August 18, 2025 – August 31, 2025.

The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Fund. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)

American Beacon Apollo Total Return Fund:  Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)

American Beacon Funds: Assistant Treasurer (2011-2021)

American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)

American Beacon Cayman  TargetRisk Company, Ltd.:  Treasurer (2022-Present) and Assistant Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)

American Beacon Select Funds: Assistant Treasurer (2011-2021)

American Beacon Sound Point Enhanced Income Fund:  Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)

American Private Equity Management, L.L.C.: Assistant Treasurer (2012-2024)

Resolute Investment Services, Inc: Vice President, Fund and Tax Reporting (2023-2025), Director, Fund and Tax Reporting (2011-2023)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Alpha Quant Advisors, LLC: Secretary and General Counsel (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.:  Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

Alpha Quant Advisors, LLC.: Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

Alpha Quant Advisors, LLC:  Treasurer and  CFO (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)

American Beacon Apollo Total Return Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Director and Vice President (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)

American Beacon Cayman Trend Company, Ltd.: Director and Vice President (2023-Present)

American Beacon Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Institutional Funds Trust:  Principal Accounting Officer and Treasurer (2017-2021)

American Beacon Select Funds: Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Sound Point Enhanced Income Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Private Equity Management, L.L.C.: Treasurer (2012-2024)

Continuous Capital, LLC: Treasurer (2018-2022)

Resolute Acquisition, Inc.: Treasurer (2015-Present)

Resolute Investment Holdings, LLC: Treasurer (2015-2025)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Treasurer and CFO (2017-2025)

Resolute  Topco, Inc.: Treasurer (2015-Present)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Alpha  Quant Advisors, LLC: Vice President (2016-2020)

American Beacon Advisors, Inc.:  Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC:  Vice President (2018-2022)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Chief Compliance Officer (2016-2019), Vice President (2016-2020)

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Advisors, Inc.:   Assistant Secretary (April 2024-Present)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2025), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Fund Tax Director (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

Alpha Quant Advisors, LLC: Assistant Secretary (2016-2020)

American Beacon Advisors, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC.: Assistant Secretary (2020-2022)

Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)

Resolute Investment Managers, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)

Resolute Investment Services, Inc: Deputy General Counsel (2024-2025), Assistant Secretary (2018-2025), Associate General Counsel (2018-2024)

CODE OF ETHICS

The Manager, the Trust,  the Distributor, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The  Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year without charge on the Fund’s website, on the SEC’s website at http://www.sec.gov or upon request by calling 1-800-967-9009. The proxy voting record can be found in Form N-PX on the SEC’s website .

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a class of the Fund as of November 30, 2025. The Trustees and officers of the Trusts, as a group, owned less than 1% of all classes of the Fund’s shares outstanding as of that date.

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Y CLASS	R5 CLASS	Investor CLASS
[XX]*	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%	[XX]%
*	Denotes record owner of Fund shares only

INVESTMENT ADVISORY AGREEMENT

The  Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.

DoubleLine Capital LP (“DoubleLine Capital”), 2002 N. Tampa Street, Suite 200, Tampa, FL 33602, is a registered investment advisor and serves as the Sub-Advisor to the Fund. DoubleLine Capital was organized in 2009 as a Delaware limited liability company and was converted into a Delaware limited partnership on December 23, 2009. As of May 31, 2025,  DoubleLine Capital had approximately $89.7  billion in assets under management.

DoubleLine Capital LP (“DoubleLine Capital”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
DoubleLine Management LP	Limited Partner	Financial Services
DoubleLine Capital GP LLC	General Partner of DoubleLine Management LP	Financial Services
Jeffrey Edward Gundlach	Greater than 25% Ownership of DoubleLine Management LP	Financial Services

The Trust, on behalf of the American Beacon DoubleLine Floating Rate Income Fund, and the Manager have entered into an Investment Advisory Agreement with DoubleLine Capital pursuant to which the Fund has agreed to pay  DoubleLine Capital an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Fund’s average daily net assets.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015

The Manager is paid a management fee as compensation for providing the Fund  with management and administrative services. The expenses are allocated daily to each class of shares of the  Fund based upon the relative proportion of net assets represented by such class. Prior to June 21, 2025, the Manager was paid a management fee pursuant to the prior schedule adopted for the Fund, which was 0.35% on the first $5 billion, 0.325% on the next $5 billion, 0.30% on the next $10 billion, and 0.275% on the amounts over $20 billion. Currently, the Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund's average daily net assets that is calculated and accrued according to the following schedule, for so long as DoubleLine Capital remains a sub-advisor to the Fund.

First $170 million	0.250%
$170 million to $2 billion	0.300%
$2 billion to $5 billion	0.250%
$5 billion to $10 billion	0.225%
$10 billion to $20 billion	0.200%
Over $20 billion	0.175%

If DoubleLine were to be terminated as sub-advisor to the Fund, the prior fee schedule would be implemented.

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the Funds’ interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The following tables show the total management fees paid to the Manager for management and administrative services and the investment advisory fees paid to the prior sub-advisor(s) based on the Fund’s average daily net assets for the Fund’s three most recent fiscal years ended August 31. The following tables also show the management fees waived or recouped by the Manager and the sub-advisory fees waived by the Sub-Advisor, if applicable. In the tables below, the fees paid to the Manager and the Sub-Advisor are expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
	2023	2024	2025*
American Beacon DoubleLine Floating Rate Income Fund	$1,097,226	$645,843	$XX
*	Management Fees reflect the fees paid to the Manager pursuant to the schedule set forth above from June 21, 2025 through August 31, 2025. Prior to June 21, 2025, Management Fees reflect the fees paid to the Manager pursuant to the prior schedule adopted for the Fund, which was 0.35% on the first $5 billion, 0.325% on the next $5 billion, 0.30% on the next $10 billion, and 0.275% on amounts over $20 billion. If DoubleLine were to be terminated as sub-advisor to the Fund, the prior fee schedule would be implemented.

Sub-Advisor Fees (Gross)
	2023	2024	2025
American Beacon DoubleLine Floating Rate Income Fund*	$1,029,764	$535,845	$XX
	0.30%	0.30%	XX%
*	Sub-Advisor Fees reflects fees waived by Sound Point Capital Management, LP (“Sound Point), formerly a sub-advisor of the Fund, through December 30, 2022. On December 31, 2022, FEAC replaced Sound Point as sub-advisor to the Fund. Sub-Advisor Fees reflects fees paid to FEAC from December 31, 2022 through June 20, 2025. After the close of business on June 20, 2025, DoubleLine Capital replaced FEAC as the Fund’s sub-advisor. Sub-Advisor Fees reflects fees paid to DoubleLine Capital from June 21, 2025 through August 31, 2025.

Management Fees (Waived)/Recouped
	2023	2024	2025
American Beacon DoubleLine Floating Rate Income Fund	$(203,698)	$(85,150)	$XX

Sub-Advisor Fees (Waived)
	2023	2024	2025
American Beacon DoubleLine Floating Rate Income Fund*	$(51,914)	$0	$XX
*	Sub-Advisor Fees (Waived) reflects fees paid to Sound Point, formerly a sub-advisor of the Fund, for the Fund’s fiscal year ended August 31, 2022, and through December 30, 2022. On December 31, 2022, FEAC replaced Sound Point as subadvis or to the Fund. Sub-Advisor Fees (Waived) reflects fees waived by FEAC from December 31, 2022 through June 20, 2025. After the close of business on June 20, 2025, DoubleLine Capital replaced FEAC as the Fund’s sub-advisor. Sub-Advisor Fees (Waived) reflects fees waived by DoubleLine Capital from June 21, 2025 through August 31, 2025.

Distribution Fees

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class shares advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class shares regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. The Board has not authorized  Y Class, R5 Class, or Investor Class shares of the Fund to pay any fees pursuant to a distribution plan. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended August 31, 2025 were:

Distribution Fees
A Class	$XX
C Class	$XX

Certain sub-advisors of the Fund or other series of the American Beacon Funds contribute to the Manager to support the American Beacon Funds’ distribution activities.

Service Plan Fees

The A Class, C Class, and Investor Class have each adopted a Service Plan (collectively, the “Service Plans”). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares and up to 0.25% per annum of the average daily net assets of the C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries, such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees. Service Plan fees paid by the A Class, C Class, and Investor Class shares of the Fund pursuant to the applicable Service Plan for the three most recent fiscal years ended August 31 are set forth below.

	2023	2024	2025
A Class	$12,334	$10,754	$XX
C Class	$11,534	$8,122	$XX
Investor Class	$84,474	$74,369	$XX

Securities Lending Fees
As compensation for services provided by the Manager in connection with securities lending activities conducted by  the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

The Manager has not received any fees from securities lending activities of the Fund  within the last three fiscal years.

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Distributor

Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.

RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s  shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares during the three most recent fiscal years ended August 31  are shown in the table below:

American Beacon Fund		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
American Beacon DoubleLine Floating Rate Income Fund	2025	$XX	$XX	$XX	$XX
	2024	$7,256	$1,572	$0	$0
	2023	$1,375	$294	$330	$0

RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from certain share classes of the Fund.

OTHER SERVICE PROVIDERS

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.

SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund’s independent registered public accounting firm is [XX], which is located at [XX].

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the  Fund. Information regarding these other accounts has been provided by  the sub-advisor and is set forth below. The number of accounts and assets is shown as of August 31, 2025.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
DoubleLine Capital LP
Robert Cohen	5 ($8.32 bil)	9 ($1.95 bil)	2 ($0.62 bil)	None	9 ($1.95 bil)	None
Philip Kenney	1 ($0.17 bil)	None	None	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Sub-Advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the Sub-Advisor as of August 31, 2025.

From time to time, potential and actual conflicts of interest may arise between a Portfolio Manager’s management  of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine Capital’s other business activities. Other accounts managed by a Portfolio Manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the Portfolio Manager’s management of the Fund. Because of their positions with the Fund, the Portfolio Managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a Portfolio Manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) for the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for the Fund and other accounts managed by the Portfolio Manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under  DoubleLine Capital’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine Capital’s investment outlook, cash availability and a series of other factors. DoubleLine Capital has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Broad and Wide-Ranging Activities. The Portfolio Managers, DoubleLine Capital and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Portfolio Managers, DoubleLine Capital and its affiliates may engage in activities where the interests of certain divisions of DoubleLine Capital and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine Capital and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine Capital and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein.

DoubleLine Capital and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A Portfolio Manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the Portfolio Manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the Portfolio Manager in that the Portfolio Manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine Capital has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of August 31, 2025.

The overall objective of the compensation program for DoubleLine Capital is intended to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward each employee for his or her contributions to the success of DoubleLine Capital’s clients and DoubleLine Capital. Employees are generally compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine Capital.

Salary. Salary is agreed to with employees at time of employment and is reviewed from time to time. It does not change significantly year over year and often does not constitute a significant part of an employee’s compensation.

Discretionary Bonus/Guaranteed Minimums. Employees receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some employees may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity  Incentives. Some employees participate in equity incentives based on overall firm performance of one or more of the DoubleLine group of companies, or through direct ownership interests in one or more of the DoubleLine group of companies or participation in stock option or stock appreciation plans of DoubleLine Capital. These ownership interests or participation interests provide eligible employees the opportunity to participate in the financial performance of DoubleLine Capital. Participation is generally determined in the discretion of management of DoubleLine Capital, taking into account factors relevant to the employee’s contribution to the success of DoubleLine Capital.

Other Plans and Compensation  Vehicles. Employees may elect to participate in the company’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine Capital may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to employees.

Summary. As described above, an employee’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contributions made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine Capital’s leadership criteria.

Ownership of the Fund

The Portfolio Managers’ beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The table below sets forth the Portfolio Managers’ beneficial ownership of the Fund as of August 31, 2025  as provided by the Fund’s sub-advisor.

Name of Investment Advisor and Portfolio Managers	American Beacon DoubleLine Floating Rate Income Fund
DoubleLine Capital LP
Robert Cohen	None
Philip Kenney	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

Commission Recapture

For the fiscal year ended August 31, 2025, the Fund received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received
American Beacon DoubleLine Floating Rate Income Fund	$0

Affiliated Broker Commissions

For the three most recent fiscal years ended August 31, no brokerage commissions were paid to affiliated brokers by the Fund.

Brokerage Commissions

For the three most recent fiscal years ended August 31, the following brokerage commissions were paid by the Fund. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Fund bear only their pro-rata portion of such expenses.

American Beacon Fund	2023	2024	2025
American Beacon DoubleLine Floating Rate Income Fund	$0	$10,046	$XX

Soft Dollars

For the fiscal year ended August 31, 2025, the Fund did not direct any transactions to brokers for research services.

Securities Issued by Top 10 Brokers

For the fiscal year ended August 31, 2025, the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

LOI. The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder’s death.

All dividends and  other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1	current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4	insurance company separate accounts;

5	accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6	the Manager or a sub-advisor to the Fund and its affiliated companies;

7	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund’s Custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a fund in the American Beacon Funds fund family; and

13	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■	“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $250,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■	Any partial or complete redemption following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

■	Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■	Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability”, “retirement”, “separation from service”, (each as defined in the Internal Revenue Code) “required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■	Redemptions that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

■	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■	To return excess contributions made to a retirement plan.

■	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.

Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the  Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify each taxable year for treatment as a  RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof”) (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

■	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on  the Fund’s income and performance. Furthermore,  the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying for RIC treatment. It is possible that  the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on  October 31 of that year, plus certain other amounts.  The  Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of the Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions do not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a “mixed straddle” (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.

The Fund must include in its gross income each taxable year securities it receives as interest on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that interest), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Fund’s Shareholders

General -   For United States federal income tax purposes, distributions paid out of the  Fund’s current or accumulated  earnings and profits will generally be taxable as ordinary dividend income. Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) The  Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions the Fund declares in  the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If the  Fund makes a “return of capital” distribution to its shareholders –  i.e., a distribution in excess of its current and accumulated earnings and profits the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets). If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution so if they purchase Fund shares shortly before the record date for a distribution, they may pay full price for the shares and receive some  part of the price back as a taxable distribution, even though it represents  a partial  return of invested capital.

For  U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - The  Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the  Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the  Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the  Fund.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company, RIM (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, and (iv)  members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries.

FINANCIAL STATEMENTS

The Fund’s independent registered public accounting firm, [XX], audits and reports on the Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financial statements are incorporated by reference to Item 7 of the Fund’s  Form N-CSR for the fiscal year ended August 31, 2025.

The  information in the financial highlights for the fiscal year ended August 31, 2021 was audited by the  Fund’s prior independent registered public accounting firm. At a meeting held on August 25, 2025, the Board approved an Agreement and Plan of Reorganization and Termination (“Plan”) pursuant to which the DoubleLine Floating Rate Fund (“DoubleLine Fund”), a series of DoubleLine Funds Trust, would be reorganized into the Fund (“Reorganization”). If the Plan is approved by shareholders of the DoubleLine Fund and certain other conditions are fulfilled, the Reorganization is anticipated to occur on or about February 6, 2026 (“Closing Date”). The DoubleLine Fund is expected to be the accounting survivor in the Reorganization, which means that the Fund will adopt the performance history and financial statements of the DoubleLine Fund as of the Closing Date.

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES
Last Amended August 28, 2023

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be

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based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

DOUBLELINE CAPITAL LP PROXY VOTING POLICY

The determination of how to vote proxies relating to the Fund’s portfolio securities is made by DoubleLine Capital pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and their shareholders. To assist  DoubleLine Capital in carrying out its proxy voting obligations, on behalf of DoubleLine Capital, DoubleLine Group has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group, Glass Lewis obtains proxy ballots with respect to securities held by the Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in this Appendix B (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine Capital as to how to vote on such proposal, which DoubleLine Capital may accept or reject in accordance with the Proxy Policy. DoubleLine Capital’s personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. DoubleLine Capital, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of the Fund,  DoubleLine Capital will monitor for material conflicts of interest arising between DoubleLine Capital and the Fund in accordance with the Proxy Policy. If no conflict exists, DoubleLine Capital will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist,  DoubleLine Capital will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (v) not voting with respect to the proposal if consistent with DoubleLine Capital’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine Capital may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance,  DoubleLine Capital may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where  DoubleLine Capital determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine Capital reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the Fund.

Proxy Voting Guidelines
Effective July 1, 2023

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A. Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For

Uncontested Elections
Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.

For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy		For

Proposal	Shareholder Proposal	Anticipated Vote

Changes in Board Structure
Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights

For
Stock Ownership Requiring directors to own company shares.	X	Against

Contested Elections
The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election

	X	Case-by-Case

B. Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For

Executive Compensation Advisory
Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.

	X	Case-by-Case

Golden Parachute Advisory
Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.

	X	Case-by-Case

C. Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For

Non-Audit/Consulting Services
Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.

	X	Case-by-Case

Proposal	Shareholder Proposal	Anticipated Vote

Indemnification of Auditors
Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor’s work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.

	X	Case-by-Case

Rotation of Auditors
Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor’s tenure with the company, and policies and practices surrounding auditor evaluations.

	X	Case-by-Case

D. Investment Company Matters

When the Advisers invest in a DoubleLine Fund with other public shareholders, the Advisers will vote the shares of such fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Advisers’ potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against

Investment Restrictions
Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.

Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor’s services and reputation, applicable fees, and other terms of the agreement		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

E. Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal	X	For

Fair Price Provision
Fair price provisions that ensures each shareholder’s securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.

	X	For

Proposal	Shareholder Proposal	Anticipated Vote
Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares	X	For
Confidential Voting Allowing shareholders to vote confidentially	X	For
Written Consents Allowing shareholders to act by written consent	X	For

Greenmail
Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company’s ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover

	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes		Against

Bundled Proposals
Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests

Case-by-Case

Preemptive Rights
Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.

Case-by-Case

Shareholder Rights Plans (Poison Pills)
Poison pills generally will be assessed based on the company’s governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.

	X	Case-by-Case

F. Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For

Merger, Corporate Restructuring and Spin Offs
Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.

Case-by-Case

Proposal	Shareholder Proposal	Anticipated Vote

Debt Restructuring
The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.

Case-by-Case

Liquidations and Asset Sales
As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.

Case-by-Case

G. Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board’s discretion.		Against

Recapitalization Plans
The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital

Case-by-Case

H. Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry-specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For

Employee Stock Option Plan (ESOP)
Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans

For

Proposal	Shareholder Proposal	Anticipated Vote

Recoupment Provisions (Clawbacks)
Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.

	X	For

Limits on Executive or Director Compensation
Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.

	X	Against

Equity-Based and Other Incentive Plans
Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure

Case-by-Case

Severance Agreements for Executives (Golden Parachutes)
Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.

Case-by-Case

I. Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote

Quorum Requirements
Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.

For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable		For
Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For

Proxy Access
Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders

	X	For

Proposal	Shareholder Proposal	Anticipated Vote

Independent Directors
Requiring the board chair and a majority of directors to be independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent

	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For

Indemnification of Directors and Officers
Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against

For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

J. Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For

Environmental and Climate Policies
Environmental and climate policies generally will be assessed based on the company’s related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders

Case-by-Case

K. Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For

Human Rights and Labor Policies
Human rights and labor policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders

Case-by-Case

L. Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy		For
Other DEI Policies Other DEI policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, and local and industry-specific practices		Case-by-Case

M. Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote

Political Contribution and Activities
Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.

Case-by-Case

Charitable Contributions
Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported

Case-by-Case

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX D

GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds or the Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom's departure from the European Union
CBO	Collateralized Bond Obligation
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDO	Collateralized Debt Obligation
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CLO	Collateralized Loan Obligation
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of the Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction
ESG	Environmental, Social, and/or Governance
ETF	Exchange-Traded Fund
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating rate debt instruments
Forwards	Forward Currency Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LIBOR	ICE LIBOR
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
RIH	Resolute Investment Holdings, LLC
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.

D-1

Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom

D-2

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 418, filed October 28, 2024 (“PEA 418”)
(2)(i)

Certificates of Designation for American Beacon AHL Managed Futures Strategy Fund and American Beacon Global Evolution Frontier Markets Income Fund, are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014

	(2)(ii)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018
(2)(iii)

Amendment to Designation of Series for American Beacon Developing World Income Fund, dated January 4, 2023, is incorporated by reference to Post-Effective Amendment No. 401, filed February 27, 2023 (“PEA No. 401”)

(3)(i)

Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, are incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015

	(3)(ii)	Amendment to Designation of Series for American Beacon FEAC Floating Rate Income Fund, dated January 3, 2023, is incorporated by reference to PEA No. 401
(3)(iii)

Amendment to Designation of Series for American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value Fund, is incorporated by reference to Post-Effective Amendment No. 414, filed May 24, 2024 (“PEA No. 414”)

(3)(iv)

Amendment to Designation of Series for American Beacon DoubleLine Floating Rate Income Fund, dated June 30, 2025, is incorporated by reference to Post-Effective Amendment No. 430, filed September 29, 2024 (“PEA No. 430”)

	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016
	(5)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016
	(6)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017
	(7)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017
(8)

Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017

	(9)(i)	Certificate of Designation for American Beacon AHL Target Risk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 (“PEA No. 348”)
(9)(ii)

Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 10, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018

	(9)(iii)	Amendment to Designation of Series for American Beacon EAM International Small Cap Fund, dated January 23, 2023, is incorporated by reference to PEA No. 401
(9)(iv)

Amendment to Designation of Series for American Beacon IMC International Small Cap Fund, dated February 24, 2025, is incorporated by reference to Post-Effective Amendment No. 427, filed February 27, 2025 (“PEA No. 427”)

	(10)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
	(11)(i)	Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019
(11)(ii)

Amended Certificate of Designation for American Beacon TwentyFour Sustainable Short Term Bond Fund, dated October 7, 2021, is incorporated by reference to Post-Effective Amendment No. 391, filed October 28, 2021 (“PEA No. 391”)

(12)

Certificate of Designation for American Beacon NIS Core Plus Bond Fund, dated August 17, 2020, is incorporated by reference to Post-Effective Amendment No. 377, filed September 10, 2020 (“PEA No. 377”)

	(13)	Certificate of Designation for American Beacon AHL Multi-Alternatives Fund, dated May 25, 2023, is incorporated by reference to Post-Effective Amendment No. 407, filed August 16, 2023 (“PEA No. 407”)
(14)

Certificate of Designation for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund, dated June 25, 2024, is incorporated by reference to Post-Effective Amendment No. 415, filed August 14, 2024 (“PEA No. 415”)

2

Number		Exhibit Description
	(15)	Certificate of Designation for American Beacon DoubleLine Select Income Fund, dated September 24, 2025, is incorporated by reference to PEA No. 430
(b)		Amended and Restated By-Laws, effective as of August 27, 2024, is incorporated by reference to PEA No. 418
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(d)	(1)(A)(i)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 411, filed February 9, 2024 (“PEA No. 411”)

(1)(A)(ii)

First Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 9, 2024, is incorporated by reference to PEA No. 411

(1)(A)(iii)

Second Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 26, 2024, is incorporated by reference to Post-Effective Amendment No. 412, filed February 23, 2024

(1)(A)(iv)

Third  Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 27, 2024, is incorporated by reference to Post-Effective Amendment No. 413, filed April 29, 2024 (“PEA No. 413”)

(1)(A)(v)

Fourth    Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413

(1)(A)(vi)

Fifth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 15, 2024, is incorporated by reference to PEA No. 414

(1)(A)(vii)

Sixth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated October 21, 2024, is incorporated by reference to Post-Effective Amendment No. 419, filed November 14, 2024 (“PEA No. 419”)

(1)(A)(viii)

Seventh Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 24, 2025, is incorporated by reference to PEA No. 427

(1)(A)(ix)

Eighth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 20, 2025, is incorporated by reference to PEA No. 430

	(1)(B)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(1)(C)	Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(1)(D)	Management Agreement between American Beacon Cayman Multi-Alternatives Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(A)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(A)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(B)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

	(2)(C)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(D)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(D)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

	(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(F)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

3

Number		Exhibit Description
(2)(F)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, effective as of November 19, 2024, is incorporated by reference to Post-Effective Amendment No. 422, filed December 23, 2024 (“PEA No. 422”)

(2)(G)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(H)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Global Evolution USA, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(L)

Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 9, 2024, is incorporated by reference to PEA No. 411
	(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(P)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated January 26, 2024, is incorporated by reference to PEA No. 413
(2)(P)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and  Shapiro Capital Management, LLC, dated February 27, 2024, is incorporated by reference to PEA No. 413

	(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and abrdn Investments Limited, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(R)

Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(S)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(T)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(U)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and National Investment Services of America, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(V)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DePrince, Race & Zollo, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413
(2)(W)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Global IMC LLC (formerly known as EAM Global Investors LLC), effective December 29, 2023, is incorporated by reference to PEA No. 411

(2)(X)

Investment Advisory Agreement among American Beacon Cayman Multi-Alternatives Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(Y)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Numeric Investors LLC, dated April 16, 2024, is incorporated by reference to PEA No. 414
	(2)(Z)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Ninety One North America, Inc., dated August 21, 2024, is incorporated by reference to PEA No. 419
(2)(AA)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Westwood Management Corp., dated March 5, 2025, is incorporated by reference to Post-Effective Amendment No. 428, filed April 28, 2025 (“PEA No. 428”)

	(2)(BB)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DoubleLine Capital LP, dated June 18, 2025, is incorporated by reference to PEA No. 430
	(2)(BB)(ii)	Form of Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DoubleLine Capital LP, is incorporated by reference to PEA No. 430
(e)	(1)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411

4

Number		Exhibit Description
(2)

First Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 1, 2024, is incorporated by reference to PEA No. 414

(3)

Second Amendment to Distribution Agreement  among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective October 21, 2024, is incorporated by reference to PEA No. 419

(4)

Third Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective February 18, 2025, is incorporated by reference to PEA No. 427

(5)

Fourth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 20, 2025, is incorporated by reference to PEA No. 430

(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998
	(2)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353, filed May 30, 2019
(3)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to Post-Effective Amendment No. 355, filed October 25, 2019

(4)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 (“PEA No. 357”)

(5)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to Post-Effective Amendment No. 362, filed February 14, 2020

(6)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to Post-Effective Amendment No. 368, filed May 28, 2020 (“PEA No. 368”)

(7)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374, filed August 28, 2020 (“PEA No. 374”)

	(8)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to PEA No. 377
(9)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381, filed October 28, 2020 (“PEA No. 381”)

(10)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to Post-Effective Amendment No. 383, filed December 14, 2020 (“PEA No. 383”)

(11)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to Post-Effective Amendment No. 389, filed August 27, 2021 (“PEA No. 389”)

	(12)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 14, 2023, is incorporated by reference to PEA No. 401
	(13)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 2023, is incorporated by reference to PEA No. 407
	(14)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 15, 2024, is incorporated by reference to PEA No. 414
	(15)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 29, 2024, is incorporated by reference to PEA No. 419
	(16)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 24, 2025, is incorporated by reference to PEA No. 427
	(17)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective June 20, 2025, is incorporated by reference to PEA No. 430
(h)	(1)(A)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 402, filed March 22, 2023
	(1)(B)	First Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective August 3, 2023, is incorporated by reference to PEA No. 407
	(1)(C)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective May 1, 2024, is incorporated by reference to PEA No. 414
	(1)(D)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective November 1, 2024, is incorporated by reference to PEA No. 419
	(1)(E)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 24, 2025, is incorporated by reference to PEA No. 427

5

Number	Exhibit Description
(1)(F)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective July 8, 2025, is incorporated by reference to PEA No. 430
(2)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 407

(2)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(2)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(2)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

(2)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(2)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(2)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

(2)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

(2)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(2)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(2)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

(2)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(2)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395, filed May 27, 2022

(2)(N)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 401

(2)(O)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 407

6

Number	Exhibit Description
(2)(P)

Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of January 19, 2024, is incorporated by reference to PEA No. 411

(2)(Q)

Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(2)(R)

Seventeenth Amendment to the Sub-Administrative Services Fee Agreement  between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of October 21, 2024, is incorporated by reference to PEA No. 419

(3)(A)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 (“PEA No. 300”)

(3)(B)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(3)(C)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(3)(D)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351, filed May 15, 2019

(3)(E)

Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

(3)(F)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(3)(G)

Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370, filed June 18, 2020

(3)(H)

Seventh Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated November 29, 2022, is incorporated by reference to Post-Effective Amendment No. 399, filed December 23, 2022 (“PEA No. 399”)

(3)(I)

Eighth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective January 31, 2023, is incorporated by reference to PEA No. 401

(3)(J)

Ninth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective August 4, 2023, is incorporated by reference to PEA No. 407

(3)(K)

Tenth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective May 1, 2024, is incorporated by reference to PEA No. 414

(3)(L)

Eleventh Amendment to Securities Lending Authorization Agreement    between the American Beacon Funds and State Street Bank and Trust Company, effective October 14, 2024, is incorporated by reference to PEA No. 419

(3)(M)

Twelfth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective February 24, 2025, is incorporated by reference to PEA No. 427

(4)

Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016

(5)(A)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

(5)(B)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

(5)(C)

Second Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated August 19, 2022, is incorporated by reference to PEA No. 399

(5)(D)

Third Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated October 25, 2022, is incorporated by reference to PEA No. 399

(5)(E)

Fourth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of August 9, 2023, is incorporated by reference to PEA No. 407

7

Number	Exhibit Description
(5)(F)

Fifth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated December 7, 2023, is incorporated by reference to PEA No. 414

(5)(G)

Sixth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(6)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009
(7)

Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45, filed May 1, 2003 (“PEA No. 45”)

(8)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84, filed March 16, 2010
(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective June 20, 2025, is incorporated by reference to PEA No. 430
(9)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, effective June 20, 2025, is incorporated by reference to PEA No. 430
(10)(A)

Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund,  American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon IMC International Small Cap Fund (formerly known as American Beacon EAM International Small Cap Fund) R5 Class Shares, American Beacon AHL TargetRisk Fund, American Beacon Man Large Cap Growth Fund (formerly named the American Beacon Bridgeway Large Cap Growth Fund), American Beacon Stephens Mid-Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, effective December 15, 2023, is incorporated by reference to PEA No. 411

(10)(B)

Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund, effective January 1, 2026, is incorporated by reference to Post-Effective Amendment No. 429, filed May 28, 2025 (“PEA No. 429”)

(10)(C)

Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Transformational Innovation Fund,  American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, American Beacon  SSI  Alternative Income Fund,  American Beacon TwentyFour Strategic Income Fund, and American Beacon  TwentyFour Short Term Bond Fund, effective November 1, 2025, is incorporated by reference to PEA No. 430

(10)(D)(i)

Fee Waiver/Expense Reimbursement Agreement for American Beacon DoubleLine Floating Rate Income Fund (formerly American Beacon FEAC Floating Rate Income Fund), American Beacon  SiM High Yield Opportunities Fund and American Beacon The London Company Income Equity Fund, effective January 1, 2024, is incorporated by reference to Post-Effective Amendment No. 410, filed December 29, 2023 (“PEA No. 410”)

(10)(D)(ii)	Form of Fee Waiver/Expense Reimbursement Agreement for American Beacon DoubleLine Floating Rate Income Fund, is incorporated by reference to Post-Effective Amendment No. 430
(10)(D)(iii)	Form of Fee Waiver/Expense Reimbursement Agreement for American Beacon DoubleLine Select Income Fund, is incorporated by reference to Post-Effective Amendment No. 430
(10)(E)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund’s R6 and R5 Class shares, and American Beacon Ninety One International Franchise Fund, effective July 31, 2024, is incorporated by reference to PEA No. 415

(10)(F)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ninety One Global Franchise Fund’s Y Class shares, effective November 25, 2024, is incorporated by reference to PEA No. 422
(10)(G)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund R6 Class shares, and American Beacon IMC International Small Cap Fund (formerly known as American Beacon EAM International Small Cap Fund), effective February 20, 2025, is incorporated by reference to PEA No. 427

(10)(H)

Fee Waiver/Expense Reimbursement Agreement  for American Beacon IMC International Small Cap Fund (formerly known as American Beacon EAM International Small Cap Fund)  Y and Investor Class Shares, effective March 1, 2024, is incorporated by reference to PEA No. 413

(10)(I)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Multi-Alternatives Fund, effective January 1, 2024, is incorporated by reference to PEA No. 413
(10)(J)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Man Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL Multi-Alternatives Fund, effective January 1, 2026, is incorporated by reference to PEA No. 428

(10)(K)(i)	Investment Adviser Fee Waiver Agreement for American Beacon SSI Alternative Income Fund, effective December 29, 2023, is incorporated by reference to PEA No. 411
(10)(K)(ii)	Amendment to Investment Adviser Fee Waiver Agreement for American Beacon SSI Alternative Income Fund, effective July 1, 2025, is incorporated by reference to PEA No. 430

8

Number		Exhibit Description
(i)		Opinion and Consent of Counsel — (to be filed by amendment)
(j)		Consent of Independent Registered Public Accounting Firm — (to be filed by amendment)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of Investment Intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, effective June 20, 2025, is incorporated by reference to PEA No. 430
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, effective June 20, 2025, is incorporated by reference to PEA No. 430
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to PEA No. 391
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated August 11, 2023, is incorporated by reference to PEA No. 407

	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., revised February 15, 2024, is incorporated by reference to PEA No. 427
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2023, is incorporated by reference to PEA No. 411
	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, as revised December 30, 2022, is incorporated by reference to PEA No. 411
	(5)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated September 1, 2021, is incorporated by reference to Post-Effective Amendment No. 393, filed February 22, 2022 (“PEA No. 393”)
	(6)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, is incorporated by reference to PEA No. 393
	(7)	Code of Ethics of Strategic Income Management, LLC, dated February 2024, is incorporated by reference to PEA No. 422
	(8)	Code of Ethics of Massachusetts Financial Services Company, dated December 8, 2022, is incorporated by reference to PEA No. 401
	(9)	Code of Ethics for Stephens Investment Management Group, LLC, dated February 2023, is incorporated by reference to Post-Effective Amendment No. 403, filed April 27, 2023
	(10)	Code of Ethics for The London Company of Virginia, LLC, is incorporated by reference to PEA No. 410
	(11)	Code of Ethics for Global Evolution USA, LLC, dated January 2025, is incorporated by reference to PEA No. 429
	(12)	Code of Ethics for AHL Partners LLP, amended October 11, 2023, is incorporated by reference to PEA No. 414
	(13)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated August 2024, is incorporated by reference to PEA No. 427
	(14)	Code of Ethics for ARK Investment Management LLC, dated June 26, 2025, is incorporated by reference to PEA No. 430
	(15)	Code of Ethics for TwentyFour Asset Management (US) LP, dated March 2025, is incorporated by reference to PEA No. 430
	(16)	Code of Ethics for Shapiro Capital Management, LLC, dated October 15, 2024, is incorporated by reference to PEA No. 427
	(17)	Code of Ethics for abrdn Investments Limited, is incorporated by reference to PEA No. 414
	(18)	Code of Ethics for SSI Investment Management LLC, dated June 2025, is incorporated by reference to PEA No. 430
	(19)	Code of Ethics for American Century Investment Management, Inc., dated October 29, 1999, as revised February 22, 2024, is incorporated by reference to PEA No. 427
	(20)	Code of Ethics for National Investment Services of America, LLC, dated June 2024, is incorporated by reference to PEA No. 429
	(21)	Code of Ethics for DePrince, Race & Zollo, Inc., dated November 2024, is incorporated by reference to PEA No. 427

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Number	Exhibit Description
(22)	Code of Ethics for Global IMC LLC (formerly known as EAM Global Investors LLC), effective October 31, 2024, is incorporated by reference to PEA No. 427
(23)	Code of Ethics for Numeric Investors LLC, amended October 11, 2023, is incorporated by reference to PEA No. 414
(24)	Code of Ethics for Ninety One North America, Inc., effective November 1, 2023, is incorporated by reference to PEA No. 415
(25)	Code of Ethics for Westwood Management Corp., updated July 30, 2024, is incorporated by reference to PEA No. 428
(26)	Code of Ethics for DoubleLine Capital LP, effective February 15, 2022, is incorporated by reference to PEA No. 430
Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2025 and August 25, 2025, is incorporated by reference to PEA No. 430

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Managed Futures Strategy Fund, Ltd. (“Managed Futures Subsidiary”), a company organized under the laws of the Cayman Islands. The Managed Futures Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL TargetRisk Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman TargetRisk Company, Ltd. (“TargetRisk Subsidiary”), a company organized under the laws of the Cayman Islands. The TargetRisk Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL TargetRisk Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL Multi-Alternatives Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Multi-Alternatives Company, Ltd. (“Multi-Alternatives Subsidiary”), a company organized under the laws of the Cayman Islands. The Multi-Alternatives Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Multi-Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

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(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the

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obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with abrdn Investment Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

9.  Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

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9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DePrince, Race & Zollo, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DoubleLine Capital LP provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Manager, the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, caused by : (i) any willful misfeasance, bad faith, gross negligence of the Adviser, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser (such conduct “Adviser’s Disabling Conduct”); or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund or the Trust, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser expressly for use therein.

The Manager agrees to indemnify and hold harmless the Adviser, any affiliated persons thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, including as result of any action or omission to act based on any instruction or direction from the Trust, the Manager or the Trustees, however arising except liabilities arising out of “Adviser’s Disqualifying Conduct.”

The indemnifications in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates,  L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global IMC LLC (formerly known as EAM Global Investors LLC)  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling

13

person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Company provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with National Investment Services of America, LLC provides that

9. (a) Liability of Adviser and Indemnification by Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ninety One North America, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Numeric Investors LLC provides that:

9. Liability. The Adviser, its affiliates or their respective officers, directors, employees and agents (collectively, the “Covered Persons”) shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided, however, that the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its Shareholders, the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of any Covered Person’s responsibilities to the Trust and the Manager which may be based upon any willful misfeasance, bad faith, gross

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negligence, or reckless disregard of, any Covered Person’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Covered Persons. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of any Covered Person under such laws. Neither the Manager nor the Trust shall have any liability to the Covered Persons or any third party arising out of or related to this Agreement, provided however, that the Manager and the Trust agree to indemnify and hold harmless, the Covered Persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Covered Persons may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s or the Trust’s responsibilities to the Covered Persons which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s or the Trust’s obligations and/or duties under this Agreement by either of the Manager or the Trust or by any of their directors, officers, employees, agents, or any affiliate acting on behalf of either. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with  Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with  TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the

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Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Westwood Management Corp.  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and

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retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third-party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Patrick J. Bartels; Director	Redan Advisors LLC: Managing Member
Sonia L. Bates; Assistant Treasurer, Vice President, Tax and Fund Reporting

Resolute Investment Services, Inc.: Vice President, Fund and Tax Reporting (2023-2025)
American Private Equity Management,  LLC: Assistant Treasurer (2012-2024)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)
American Beacon Cayman TargetRisk Company, Ltd.: Treasurer (2022-Present)
American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)
American Beacon Funds Complex: Principal Accounting Officer and Treasurer (2021-Present)

Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Resolute Investment Holdings, LLC: Secretary (2015-2025)
Resolute    Topco, Inc.:   Secretary (2015-Present)
Resolute Acquisition, Inc.:   Secretary (2015-Present)
Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Services, Inc.:   Senior Vice President (2021-2025), Secretary and General Counsel (2015-2025)
American Private Equity Management, LLC:   Secretary (2008-2024)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Secretary (2023-Present)
American Beacon Cayman  TargetRisk  Company, Ltd.:    Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.: Secretary (2023-Present)
American Beacon Funds Complex: Vice President, Secretary, and Chief Legal Officer (2006-Present)

Paul B. Cavazos; Senior Vice President and Chief Investment Officer	American Beacon Funds Complex: Vice President (2016-Present) American Private Equity Management, L.L.C.: Vice President (2017-2024)
Jame Donath; Director	Greenscape Financial Group: Chairman Orange Grove Bio: Senior Advisor 114 Tenants Corp: President of the Board Norwood UK Restructuring Dinner: Co-Founder
Richard M. Goldman; Director	Becket Capital: Founder and Managing Partner AlphaTrai Asset Management: Director Marblegate Acquisition Corporation: Independent Corporate Director
Rebecca L. Harris; Chief Operating Officer and Senior Vice President

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present) Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Investment Services: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Acquisition, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Topco, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024) Chief Executive Officer (May-June 2024)
National Investment Services of America, LLC: Director (2022-Present)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
American Beacon Funds Complex: President (May 2024-June 2024), Vice President (2022-May 2024, June 2024-Present)

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Melinda G. Heika; Senior Vice President, Treasurer and Chief Financial Officer

Resolute    Topco, Inc.: Treasurer (2015-Present)
Resolute Investment Holdings, LLC: Treasurer (2015-2024)
Resolute Acquisition, Inc.:   Treasurer (2015-Present)
Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)
Resolute Investment Services, Inc.:   Senior Vice President (2021-2025), Treasurer and  CFO (2017-2025)
American Private Equity Management,   L.L.C.:   Treasurer (2012-2024)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Director (2014-Present, Vice President (2022-Present), Treasurer (2014-2022)
American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), Treasurer (2018-2022)
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Director and Vice President (2023-Present)
American Beacon Cayman Trend Company, Ltd.:    Director and Vice President (2023-Present)
American Beacon Funds Complex: Vice President (2021-Present)

Kirstin Hill; Director	Social Finance: President & COO
Terri L. McKinney; Senior Vice President, Enterprise Services

Resolute Investment Managers, Inc.:   Senior Vice President, Enterprise Services (2021-Present)
Resolute Investment Services, Inc.:   Senior Vice President, Enterprise Services (2021-2025)
Resolute Investment Distributors, Inc.:   Director and Vice President (2024-Present)
American Beacon Funds Complex: Vice President (2010-Present)

Teresa A. Oxford; Assistant Secretary and Deputy General Counsel

Resolute Investment Managers, Inc.:    Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2018-2024)
Resolute Investment Services, Inc:    Deputy General Counsel (2024-2025), Assistant Secretary (2018-2025), Associate General Counsel (2018-2024)
Resolute Investment Distributors, Inc.: Assistant Secretary (2024-Present)
American Beacon Funds Complex: Assistant Secretary (2015-Present)

Bo Ragsdale; Vice President, Information Technology	Resolute Investment Managers, Inc.: Vice President, Information Technology (2021-Present) Resolute Investment Services, Inc.: Vice President, Information Technology (2021-2025)
Christina E. Sears; Vice President and Chief Compliance Officer

Resolute Investment Managers, Inc.: Vice President (2017-Present)
Resolute Investment Services, Inc.: Vice President (2019-2025)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
RSW Investments Holdings, LLC:  Chief Compliance Officer (2019-Present)
Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)
American Beacon Funds Complex: Chief Compliance Officer (2004-Present), Assistant Secretary (1999-Present)

Samuel J. Silver; Vice President and Chief Fixed Income Officer	American Beacon Funds Complex: Vice President (2011-Present)
Claire L. Stervinou; Assistant Treasurer and Corporate Tax Manager	Resolute Investment Managers, Inc.: Assistant Treasurer (2021-Present) Resolute Investment Services, Inc.: Assistant Treasurer (2021-2025)

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Gregory J. Stumm; Director, President and Chief Executive Officer

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President (2022-2024)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (June 2024-Present)
RSW Investments Holdings LLC: Director (June 2024-Present)
Shapiro Capital Management, LLC: Director (June 2024-Present)
SSI Investment Management, LLC: Director (June 2024-Present)
American Beacon Advisors, Inc.: Senior Vice President (2022-2024)
American Beacon Funds Complex: President (June 2024-Present), Vice President (2022-June 2024)

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The principal address of National Investment Services of America, LLC is 777  E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, TX 75039.

abrdn Investments Limited (“aIL”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Developing World Income Fund. The principal address of aIL is 1 George Street, Edinburgh UK, EH2 2LL. Information as to the officers and directors of  abrdn is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL Multi-Alternatives Fund, and American Beacon AHL TargetRisk Fund. The principal address of AHL is 2 Swan Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, MO 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701. ARK was formed in June 2013 and registered as an investment adviser with the  U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761. Information as to the officers and directors of Barrow is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105519), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Information as to the officers and directors of Brandywine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110783), and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

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DePrince, Race & Zollo, Inc. (“DRZ”), a Florida corporation,  is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal office of DRZ is 250 Park Avenue South, Winter Park, FL 32789.   Information as to the officers and directors of DRZ is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 112099), and is incorporated herein by reference.

DoubleLine Capital LP (“DoubleLine”), a Delaware limited partnership, is a registered investment adviser and is an investment sub-advisor for the American Beacon DoubleLine Floating Rate Income Fund and the American Beacon DoubleLine Select Income Fund.   The principal address of DoubleLine is 2002  N. Tampa Street, Suite 200, Tampa, FL 33602. Information as to the officers and directors of DoubleLine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 152606), and is incorporated herein by reference.

Garcia Hamilton & Associates,  L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, TX 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Developing World Income Fund. The principal address of Global Evolution is 250 Park Avenue, 15th floor, New York, NY 10177, United States. Global Evolution’s parent company is Global Evolution Financial ApS  and is located at Buen 11, 2nd floor, DK-6000 Kolding, Denmark. Information as to the officers and directors of Global Evolution is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 161677), and is incorporated herein by reference.

Global IMC LLC (“Global IMC”)  (formerly known as EAM Global Investors LLC), is a registered investment adviser and is an investment sub-advisor for the American Beacon IMC International Small Cap Fund. The principal address of Global IMC  is 215 Highway 101, Suite 216, Solana Beach, CA 92075. Information as to the officers and directors of Global IMC is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 170870), and is incorporated herein by reference.

Hotchkis and Wiley Capital Management LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Information as to the officers and directors of Hotchkis is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 114649), and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112. Information as to the officers and directors of Lazard is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 122836), and is incorporated herein by reference.

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. Information as to the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110045), and is incorporated herein by reference.

National Investment Services of America, LLC (“NIS”) is a registered investment adviser and is an investment sub-advisor for the American Beacon NIS Core Plus Bond Fund. The principal address of NIS is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202. NIS is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Information as to the officers and directors of NIS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 307169), and is incorporated herein by reference.

Ninety One North America, Inc (“Ninety One”) is a registered investment adviser and is an investment sub-advisor for the  American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund. The principal address of Ninety One is 65 East 55th Street, 30th Floor, New York, NY 10022. Information as to the officers and directors of Ninety One is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 167922), and is incorporated herein by reference.

Numeric Investors LLC (“Numeric”), is a registered investment advisory firm formed in 1989. Numeric is a limited liability company that is a wholly-owned indirect subsidiary of Man Group plc (“Man”) and is an investment sub-advisor to the American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value  Fund. The principal address of Numeric is  200 Pier 4 Boulevard, Fifth Floor, Boston, MA, 02210. Information as to the Officers and Directors of Numeric is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 131684) and is incorporated herein by reference.

Shapiro Capital Management LLC (“Shapiro”) is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. Shapiro is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

SSI Investment Management LLC (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 2121 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. SSI is a majority-owned

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subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. Information as to the officers and directors of  SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, AK 72201. Information as to the officers and directors of SIMG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 136369), and is incorporated herein by reference.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109. Information as to the officers and directors of SiM is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 151956), and is incorporated herein by reference.

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon The London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, VA 23226. Information as to the officers and directors of London Company is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106654), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and an indirect wholly owned subsidiary of Vontobel Holding AG and is the investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour Sustainable Short Term Bond Fund. The principal address of TwentyFour is 66 Hudson Boulevard, 34th Floor, Suite 3401, New York, NY 10001. Information as to the officers and directors of TwentyFour is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

Westwood Management Corp. (“Westwood”)  is a registered investment adviser and a wholly owned subsidiary of Westwood Holdings Group, Inc. and is an investment sub-advisor for the  American Beacon Small Cap Value Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, TX 75201. Information as to the officers and directors of Westwood is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110269), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a) Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds - American Beacon U.S. Government Money Market Select Fund

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Gregory J. Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chief Executive Officer and President	President
Terri L. McKinney	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Senior Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Teresa A. Oxford	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, SS&C GIDS, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4)  Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 431 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on September 29, 2025.

AMERICAN BEACON FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 431 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	September 29, 2025
Gregory J. Stumm

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer and	September 29, 2025
Sonia L. Bates	Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	September 29, 2025
Gilbert G. Alvarado

Gerard J. Arpey*	Trustee	September 29, 2025
Gerard J. Arpey

Eugene J. Duffy*	Trustee	September 29, 2025
Eugene J. Duffy

Claudia A. Holz*	Trustee	September 29, 2025
Claudia A. Holz

Douglas A. Lindgren*	Chair and Trustee	September 29, 2025
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	September 29, 2025
Barbara J. McKenna

Janet C. Smith*	Trustee	September 29, 2025
Janet C. Smith

Paul Zemsky*	Trustee	September 29, 2025
Paul Zemsky
* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
None

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